LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "Agreement") is made and entered into this 15th day of August, 1996, by and between LEONARD'S METAL, INC., a Missouri corporation ("Borrower"), and MAGNA BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                              W I T N E S S E T H:

         WHEREAS, Borrower has applied for a term loan from Bank in the original principal amount of Two Million Six Hundred Thousand Dollars ($2,600,000.00); and

         WHEREAS, Borrower has requested Bank to purchase a one hundred percent (100%) participation in that certain Letter of Credit (hereinafter defined);

         WHEREAS, Bank is willing to make said term loan and purchase the participation upon, and subject to, the terms, provisions and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually agree and promise as follows:

SECTION 1.  TERM.

         The "Term" of this Agreement shall commence on the date hereof and shall end on such date as Borrower's Obligations shall have been paid in full and Bank has no further obligation to loan or advance monies to or for the account of Borrower.

SECTION 2.  DEFINITIONS.

         In addition to the terms defined elsewhere in this Agreement or in any Exhibit or Schedule hereto, when used in this Agreement, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires):

         Attorneys' Fees shall mean the reasonable out-of-pocket fees (and costs, charges and expenses related thereto) of attorneys retained by Bank from time to time (i) in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Agreement and/or any of the other Transaction Documents, (ii) to represent Bank in any litigation, contest, dispute, suit or proceeding, or to commence, defend or intervene in any litigation, contest, dispute, suit or proceeding, or to file any petition, complaint, answer, motion or other pleading or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Bank, Borrower or any other Person and whether in bankruptcy or otherwise) in any way or respect relating to the Collateral, any Third Party Collateral, this Agreement or any of the other Transaction Documents, Borrower, any Subsidiary of Borrower or any other Obligor, (iii) to protect, collect, lease, sell, take possession of or liquidate any of the Collateral or any Third Party Collateral, (iv) to attempt to enforce any security interest in or other Lien upon any of the Collateral or any Third Party Collateral or to give any advice with respect to such enforcement and (v) to enforce any of Bank's rights to collect any of Borrower's Obligations.

         Bond   Documents   shall  have  the  meaning   given   thereto  in  the
Reimbursement Agreement.

         Borrower's Obligations shall mean any and all indebtedness (principal, interest, fees and other amounts), liabilities and obligations of Borrower to Bank under the Note, this Agreement, the Security Agreement, any of the other Transaction Documents, the Reimbursement Agreement or any other agreement, document or instrument heretofore, now or hereafter executed and delivered by Borrower to or for the benefit of Bank, in each case whether now existing or hereafter arising, absolute or contingent, joint and/or several, secured or unsecured, direct or indirect, expressed or implied in law, contractual or tortious, liquidated or unliquidated, at law or in equity, or otherwise, and whether created directly or acquired by Bank by assignment or otherwise, and any and all costs of collection and/or Attorneys' Fees incurred or to be incurred in connection therewith.

         Business Day shall mean any day except a Saturday, Sunday or legal holiday observed by Bank.

         Capital Expenditure shall mean any expenditure which, in accordance with generally accepted accounting principles consistently applied, is or should be capitalized on the balance sheet of the Person making the same.

         Capitalized Lease shall mean any lease which, in accordance with generally accepted accounting principles consistently applied, is or should be capitalized on the balance sheet of the lessee.

         Code shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

         Collateral shall mean any Property or assets of Borrower which now or at any time hereafter secure the payment or performance of any of Borrower's Obligations.

         Consolidated Net Worth shall mean, at any date, the consolidated stockholders' equity of Borrower and its Consolidated Subsidiaries.

         Consolidated Subsidiary shall mean with respect to any Person at any date, any Subsidiary or other entity the assets and liabilities of which are or should be consolidated with those of such Person in its consolidated financial statements as of such date in accordance with generally accepted accounting principles consistently applied.

         Consolidated Tangible Net Worth shall mean, at any date, the consolidated stockholders' equity of Borrower and its Consolidated Subsidiaries (which shall be deemed to exclude subordinated indebtedness) less their Intangible Assets as of such date. For purposes of this definition, "Intangible Assets" shall mean the amount (to the extent reflected in determining such stockholders' equity) of (i) all write-ups in the book value of any asset owned by Borrower or a Consolidated Subsidiary of Borrower resulting from a revaluation thereof subsequent to the date of this Agreement and (ii) goodwill, unamortized debt discount and expense, unamortized deferred charges, patents, trademarks, service marks, trade names, copyrights, organizational and developmental expenses and other similar intangible items and assets.

         Current  Assets  shall  mean  all  assets  which,  in  accordance  with
generally  accepted  accounting  principles   consistently  applied,  should  be
classified as current assets on a balance sheet.

         Current Liabilities shall mean all liabilities which, in accordance with generally accepted accounting principles consistently applied, should be classified as current liabilities on a balance sheet.

         Default shall mean an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default as defined in Section 9 hereof.

         Distribution in respect of any corporation shall mean:

             (a) dividends or other distributions on capital stock of the corporation; and

             (b) the redemption, repurchase or other acquisition of such stock or of warrants, rights or other options to purchase such stock (except when solely in exchange for such stock).

         Environmental Laws shall mean the Resource Conservation and Recovery Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials or any other hazardous, toxic or dangerous waste, substance or constituent or other substance, whether solid, liquid or gas, as now or at any time hereafter in effect.

         Environmental Lien shall have the meaning ascribed thereto in Section 8.01(k)(vii).

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

         ERISA Affiliate shall mean any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

         Event of Default shall have the meaning ascribed thereto in Section 9.

         Harris shall mean Harris Trust and Savings Bank, an Illinois banking corporation.

         Hazardous Materials shall mean any hazardous substance or pollutant or contaminant defined as such in (or for the purposes of) any Environmental Law and shall include, without limitation, petroleum, including crude oil or any fraction thereof which is liquid at standard conditions of temperature or pressure (60 degrees fahrenheit and 14.7 pounds per square inch absolute), any radioactive material, including, without limitation, any source, special nuclear or by-product material as defined in 42 U.S.C. Section 2011 et seq., as amended or hereafter amended, and asbestos in any form or condition.

         Indebtedness of any Person shall mean and include, without duplication, any and all indebtedness, liabilities and obligations of such Person which in accordance with generally accepted accounting principles consistently applied are or should be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (i) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of Property, (ii) obligations secured by any Lien or other charge upon any Property owned by such Person, provided that if such Person has not assumed or become liable for the payment of such obligations, such obligations shall still be included in Indebtedness but the determination of the amount of Indebtedness evidenced by such obligations shall be limited to the book value of such Property, (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to any Property acquired by such Person, provided that if the rights and remedies of the seller, lender or lessor in the event of default under such agreement are limited to repossession or sale of such Property such obligations shall still be included in Indebtedness but the determination of the amount of Indebtedness evidenced by such obligations shall be limited to the book value of such Property, (iv) all Guarantees and other contingent indebtedness, liabilities and obligations of such Person whether or not reflected on the balance sheet of such Person and (v) all obligations of such Person as lessee under any Capitalized Lease.

         For the purpose of computing the "Indebtedness" of any Person, there shall be excluded any particular Indebtedness to the extent that, upon or prior to the maturity thereof, there shall have been deposited with the proper depository in trust the necessary funds (or evidences of such Indebtedness) for the payment, redemption or satisfaction of such Indebtedness; and thereafter such funds and evidences of Indebtedness so deposited shall not be included in any computation of the assets of such Person.

         Kansas Mortgage shall have the meaning ascribed thereto in Section 6.

         Letter of Credit shall mean that certain irrevocable transferable direct pay letter of credit, as amended, in the form of Appendix I to the Reimbursement Agreement, issued by Harris for the account of Borrower in favor of the Trustee, for the benefit of the owners from time to time of the $5,000,000 aggregate principal amount of the Variable Rate Demand Industrial Development Revenue Bonds, Series 1990 (Leonard's Metal, Inc. Project) issued by The Industrial Development Authority of St. Charles County, Missouri.

         Lien shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract, including, without limitation, any security interest, mortgage, deed of trust, pledge, hypothecation, judgment lien or other lien or encumbrance of any kind or nature whatsoever, any conditional sale or trust receipt and any lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property.

         Loan shall mean the Term Loan.

         Missouri  Deed of Trust  shall  have the  meaning  ascribed  thereto in
Section 6.

         Multiemployer  Plan  shall mean a  "multi-employer  plan" as defined in
Section 4001(a)(3) of ERISA which is maintained for employees of Borrower, any ERISA Affiliate or any Subsidiary of Borrower.

         Note or Term Loan Note shall mean the Promissory Note evidencing the Term Loan.

         Obligor shall mean Borrower and each other Person who is or shall become primarily or secondarily liable on any of Borrower's Obligations or who grants Bank a Lien upon any of the Property or assets of such Person as security for any of Borrower's Obligations.

         Occupational Safety and Health Laws shall mean the Occupational Safety and Health Act of 1970, as amended, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety, as now or at any time hereafter in effect.

         Participation Agreement shall mean that certain Participation Agreement dated as of August 15, 1996, by and between Harris and Bank.

         PBGC shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         Pension  Plan shall  mean a "pension  plan," as such term is defined in
Section 3(2) of ERISA, which is subject to the provisions of Title IV of ERISA and which is established or maintained by Borrower, any ERISA Affiliate or any Subsidiary of Borrower, other than a Multiemployer Plan.

         Person shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         Prime Rate shall mean, as of any date, the highest Prime Rate reported in the Money Rates column of The Wall Street Journal, currently defined as being the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks (regardless of whether such rate has actually been charged by any such bank). In the event The Wall Street Journal ceases publication of the Prime Rate, then "Prime Rate" shall mean the "prime rate" or "base rate" announced by Bank or any other bank designated by Bank, from time to time, (regardless of whether such rate has actually been charged by such bank). In the event The Wall Street Journal (a) publishes more than one Prime Rate, the highest of such rates shall be the "Prime Rate", or (b) publishes a retraction or correction of any such rate, the rate reported in such retraction or correction shall be the "Prime Rate".

         Property shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible. Properties shall mean the plural of Property. For purposes of this Agreement, Borrower and each Subsidiary of Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         Reimbursement Agreement shall mean that certain Reimbursement Agreement dated as of September 1, 1990, between Borrower and Harris, as from time to time supplemented and amended, under the terms of which Harris has issued and delivered the Letter of Credit.

         Related Party shall mean any Person (other than a wholly-owned Subsidiary) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with, Borrower or any Subsidiary of Borrower, (ii) which beneficially owns or holds ten percent (10%) or more of the equity interest of Borrower or (iii) ten percent (10%) or more of the equity interest of which is beneficially owned or held by Borrower or a Subsidiary of Borrower. The term "control" shall mean the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the capital stock of any Person or the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         Reportable Event shall have the meaning given to such term in ERISA.

         Security Agreement shall mean the Security Agreement (Equipment) to be executed by Borrower and delivered to Bank pursuant to Section 6, as the same may from time to time be amended.

         Subsidiary shall mean, with respect to any Person, any corporation of which fifty percent (50%) or more of the issued and outstanding capital stock entitled to vote for the election of directors (other than by reason of default in the payment of dividends) is at the time owned directly or indirectly by such Person.

         Term shall have the meaning ascribed thereto in Section 1.

         Term Loan shall have the meaning ascribed thereto in Section 4.01.

         Third Party Collateral shall mean any Property or assets of any Obligor other than Borrower which now or at any time hereafter secure the payment or performance of any of Borrower's Obligations.

         Transaction Documents shall mean this Agreement, the Note, the Security Agreement, the Kansas Mortgage, the Missouri Deed of Trust and all other agreements, documents and instruments heretofore, now or hereafter delivered to Bank with respect to or in connection with or pursuant to this Agreement, any Loans made hereunder or any other of Borrower's Obligations, and executed by or on behalf of Borrower, all as the same may from time to time be amended, modified, extended or renewed.

         Trustee shall mean Mark Twain Bank or any successor trustee serving as such under that certain Indenture of Trust dated September 1, 1990, by and between The Industrial Development Authority of St. Charles County, Missouri and Mark Twain Bank.

SECTION 3.  THE LETTER OF CREDIT.

         3.01  Purchase  of  Participation.  Bank  agrees  to  purchase  a  100%
participation in the Letter of Credit, all drawings made thereunder and Borrower's reimbursement and payment obligations to Harris pursuant to the terms of the Reimbursement Agreement and in the collateral and other documents executed in favor of Harris in connection therewith. Such participation shall be evidenced by the Participation Agreement. Borrower acknowledges and agrees that Bank shall be entitled to the benefits of the Reimbursement Agreement and any and all collateral and other documents executed in favor of Harris in connection therewith as if it were a direct party thereto.

         3.02 Direct Recourse Against Borrower. Borrower acknowledges that pursuant to the terms of the Participation Agreement, Bank shall be required to fund the full amount of all drawings under the Letter of Credit. Any funds so advanced by Bank shall bear interest and be repaid by Borrower in accordance with the terms of the Reimbursement Agreement. All such payments shall be paid by Borrower to Harris for the benefit of Bank and shall be remitted by Harris to Bank in accordance with the terms of the Participation Agreement; provided, however, that at its election, Bank shall be entitled to enforce repayment of all such sums in its own name directly against Borrower and to otherwise invoke and enforce in its own name any and all rights and remedies provided for in the Reimbursement Agreement and any collateral or other documents executed in connection therewith. Any statement of account delivered by Bank to Borrower relating to amounts advanced by Bank pursuant to the Participation Agreement or the Reimbursement Agreement shall be rebuttably presumed correct and accurate and shall constitute an account stated between Borrower and Bank absent manifest error.

         3.03 Obligations Absolute. The obligations of Borrower to Bank with respect to the Letter of Credit shall be absolute and unconditional and shall not be impaired or affected by:

             (a) any lack of validity or enforceability of the Reimbursement Agreement, the Letter of Credit, the Bond Documents and any other agreement or instrument relating thereto;

             (b) any amendment or waiver of or any consent to departure from all or any of the Reimbursement Agreement, the Letter of Credit, the Bond Documents and any other agreement or instrument relating thereto without the express written consent of Bank; or

             (c) the existence of any claim, set-off, defense or other rights which Borrower may have at any time against any beneficiary of the Letter of Credit or Harris, it being understood that any breach by Harris of its obligations to Bank under the Participation Agreement shall not relieve Borrower of its obligations to Bank.

         3.04 Liability of the Bank. As between Borrower and Bank, Borrower assumes all risks of the acts or omissions of Harris with respect to the Letter of Credit, including, but not limited to, its honoring or refusing to honor drawings thereunder.

SECTION 4.  THE TERM LOAN.

         4.01 Commitment of Bank. Bank agrees to make Borrower a term loan in the original principal amount of Two Million Six Hundred Thousand Dollars ($2,600,000.00) (the "Term Loan"), which Term Loan is being funded on the date hereof. The Term Loan shall be evidenced by a Promissory Note of Borrower dated the date hereof and payable to the order of Bank in the original principal amount of $2,600,000.00 (as the same may from time to time be amended, modified, extended or renewed, the "Term Loan Note"), an unexecuted copy of which is attached hereto as Exhibit A. The Term Loan Note shall mature on July 15, 1999 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). Principal on the Term Loan Note shall be payable in thirty-five (35) consecutive monthly installments as follows: two (2) equal consecutive monthly installments in the amount of Fifty Thousand Dollars ($50,000.00) each, due and payable on September 15, 1996 and October 15, 1996; two (2) equal consecutive monthly installments in the amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00) each, due and payable on November 15, 1996 and December 15, 1996; one (1) monthly installment in the amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) due and payable on January 15, 1997; twenty-nine (29) equal consecutive monthly installments in the amount of Fifty Thousand Dollars ($50,000.00) each, due and payable commencing February 15, 1997 through June 15, 1999; and a final installment in the amount of the then outstanding and unpaid principal balance of the Term Loan Note due and payable on July 15, 1999. Interest on the outstanding principal balance of the Term Loan Note shall be payable monthly, on the date each installment of principal is due thereunder and at the maturity of the Term Loan Note, whether by reason of acceleration or otherwise. Interest on the Term Loan Note shall be calculated as provided for under Section 4.02.

         4.02 Interest Rates. So long as no Event of Default has been declared by Bank and is continuing, the Term Loan Note shall bear interest at a rate per annum equal to Nine and Three-Fourths Percent (9.75%) per annum. From and after the declaration of an Event of Default by Bank, so long as such Event of Default has not been cured or waived in writing by Bank, and from and after the maturity of the Term Loan Note, whether by reason of acceleration or otherwise, the unpaid principal balance of the Term Loan Note shall bear interest until paid at a rate per annum equal to Eleven and Three-Fourths Percent (11.75%). Interest shall be computed with respect to the Term Loan Note on an actual day, 360-day year basis.

         4.03 Prepayment. Borrower shall be privileged to prepay all at any time or any portion from time to time of the unpaid principal under the Term Loan Note prior to maturity, without penalty or premium, provided that: (i) partial prepayments shall be applied to installments of principal under the Term Loan
Note in the inverse order of their stated maturities; (ii) on each prepayment date, Borrower shall pay to Bank all accrued and unpaid interest on the principal portion of the Note being prepaid to and including the date of such prepayment; and (iii) no Default or Event of Default under this Agreement shall have occurred and be continuing.

         4.04 Payments not on a Business Day. In case any installment of principal or interest under the Term Loan Note shall become due on a day which is not a Business Day, such principal and interest shall be payable on the next succeeding Business Day.

SECTION 5.  PRECONDITIONS TO LOAN AND PARTICIPATION.

         Notwithstanding any provision contained herein to the contrary, Bank shall have no obligation to make the Term Loan hereunder or to purchase the participation in the Letter of Credit unless Bank shall have first received:

             1. this Agreement and the Term Loan Note, each executed by a duly authorized officer of Borrower;

             2. the duly executed Security Agreement, financing statements and such other documents as Bank may reasonably require under Section 6;

             3. the Kansas Mortgage and the Missouri Deed of Trust, duly executed by Borrower;

             4. an amendment to the Reimbursement Agreement in form and substance acceptable to Bank, duly executed by Borrower and Harris;

             5. a Participation Agreement in form and substance acceptable to Bank duly executed by Harris and Bank;

             6. a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Agreement, the Term Loan Note, the Security Agreement and the other Transaction Documents, certified by the President and Secretary of Borrower;

             7. a copy of the Certificate or Articles of Incorporation of Borrower, including any amendments thereto, certified by the Secretary of State of the State of Missouri;

             8. a copy of the By-Laws of Borrower, including any amendments thereto, certified by the Secretary of Borrower;

             9. an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing any of the Transaction Documents;

             10. a certificate of corporate good standing of Borrower issued by the Secretary of State of the State of Missouri, the State of Kansas and the State of Washington;

             11. an opinion of counsel of Gallop, Johnson & Neuman, L.C., independent counsel to Borrower, in form and substance acceptable to Bank;

             12.  a  Security   Agreement   (Equipment)  duly  executed  by  LMI
     Finishing, Inc. (the "LMI Security Agreement"); and

             13. such other agreements, documents, instruments and certificates as Bank may reasonably request.

SECTION 6.  SECURITY AGREEMENTS

         In order to secure the payment when due of Borrower's Obligations, Borrower shall convey to Bank a security interest in all of Borrower's machinery, equipment and fixtures and all proceeds and products thereof, which security interest shall be a first and prior interest in all such items except for those Uniform Commercial Code security interests securing Borrower's obligations to Harris under the Reimbursement Agreement. Said security interest shall be evidenced by a Security Agreement (Equipment) dated the date hereof and executed by Borrower in favor of Bank in the form attached hereto as Exhibit B and incorporated herein by reference (as the same may from time to time be amended, the "Security Agreement (Equipment)"). Borrower further covenants and agrees to execute and delivery to Bank any and all financing statements, continuation statements and such other documentation as may be requested by Bank in order to create, perfect and continue said security interest. Borrower's Obligations shall further be secured by the Mortgage dated the date hereof executed by Borrower in favor of Bank in the form attached hereto as Exhibit C and incorporated herein by reference (as the same may from time to time be amended, the "Kansas Mortgage") and by the Deed of Trust dated the date hereof executed by Borrower in favor of Bank in the form attached hereto as Exhibit D and incorporated herein by reference (as the same may from time to time be amended, the "Missouri Deed of Trust"). Upon demand, Borrower shall pay all legal and filing fees and expenses incurred by Bank in the preparation of the foregoing documents and perfection of the security interests and liens contemplated thereby. Bank shall have no obligation to make the Term Loan hereunder or to purchase the participation in the Letter of Credit unless and until Borrower has fully satisfied these requirements.

SECTION 7.  REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Bank that:

         7.01  Corporate  Existence and Power.  Borrower and each  Subsidiary of
Borrower: (a) is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate powers and all governmental and regulatory licenses, authorizations, consents and approvals required to carry on its business as now conducted; and
(c) is duly qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, financial condition or operations.

         7.02 Corporate Authorization. The execution, delivery and performance by Borrower of this Agreement, the Term Loan Note, the Security Agreements and the other Transaction Documents are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action.

         7.03 Binding Effect. This Agreement, the Term Loan Note, the Security Agreements and the other Transaction Documents have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights in general.

         7.04 Financial Statements. Borrower has furnished Bank with the following financial statements, identified by the principal financial officer of
Borrower: (1) consolidated balance sheets and profit and loss statements of Borrower and its Consolidated Subsidiaries as of December 31, 1995, all certified by Borrower's independent certified public accountants, which financial statements have been prepared in accordance with generally accepted accounting principles consistently applied; and (2) unaudited consolidated balance sheets and profit and loss statements of Borrower and its Consolidated Subsidiaries as of May 31, 1996, certified by the principal financial officer of Borrower as being true and correct to the best of his knowledge and as being prepared in accordance with Borrower's normal accounting procedures. Borrower further represents that: (1) said balance sheets and their accompanying notes fairly present the condition of Borrower and its Consolidated Subsidiaries as of the dates thereof; (2) there has been no material adverse change in the condition or operation, financial or otherwise, of Borrower or any of its Consolidated Subsidiaries since May 31, 1996; and (3) neither Borrower nor any of its Consolidated Subsidiaries has any direct or contingent liabilities which are not disclosed on said financial statements.

         7.05 Litigation. Except as disclosed in Schedule 7.05 attached hereto, there is no action or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary of Borrower before any court, arbitrator or any governmental, regulatory or administrative body, agency or official which could result in any material adverse change in the condition or operation, financial or otherwise, of Borrower or any Subsidiary of Borrower, and neither Borrower nor any Subsidiary of Borrower is in default with respect to any order, writ, injunction, decision or decree of any court, arbitrator or any governmental, regulatory or administrative body, agency or official, a default under which would have a material adverse effect on Borrower or any Subsidiary of Borrower.

         7.06 Pension and Welfare Plans. Each Pension Plan complies with all applicable statutes and governmental rules and regulations; no Reportable Event has occurred and is continuing with respect to any Pension Plan; neither Borrower nor any ERISA Affiliate nor any Subsidiary of Borrower has withdrawn from any Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 or 4205 of ERISA, respectively; no steps have been instituted by Borrower, any ERISA Affiliate or any Subsidiary of Borrower to terminate any Pension Plan; no condition exists or event or transaction has occurred in connection with any Pension Plan or Multiemployer Plan which could result in the incurrence by Borrower, any ERISA Affiliate or any Subsidiary of Borrower of any material liability, fine or penalty; and neither Borrower nor any ERISA Affiliate nor any Subsidiary of Borrower is a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA of a "single-employer plan" as defined in Section 4001(a)(15) of ERISA which has two or more contributing sponsors at least two of whom are not under common control. Neither Borrower nor any Subsidiary of Borrower has any contingent liability with respect to any "employee welfare benefit plan", as such term is defined in Section 3(a) of ERISA, which covers retired employees and their beneficiaries.

         7.07 Tax Returns and Payment. Borrower and each Subsidiary of Borrower has filed all Federal, state and local income tax returns and all other tax returns which are required to be filed and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Borrower or any Subsidiary of Borrower, except for the filing of such returns, if any, in respect of which an extension of time for filing is in effect and except for such taxes, if any, as are being contested in good faith by appropriate proceedings being diligently conducted and as to which adequate reserves in accordance with generally accepted accounting principles consistently applied have been provided. The charges, accruals and reserves on the books of Borrower and each Subsidiary of Borrower in respect of any taxes or other governmental charges are, in the opinion of Borrower, adequate.

         7.08  Subsidiaries.   Borrower  has  the  following  Subsidiaries:  LMI
Finishing, Inc. and AERO Assembly, Inc.

         7.09 Compliance With Other Instruments; None Burdensome. Neither Borrower nor any Subsidiary of Borrower is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, Property or financial condition and which is not disclosed on Borrower's financial statements heretofore submitted to Bank; none of the execution and delivery by Borrower of the Transaction Documents, the consummation of the transactions therein contemplated or the compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower, or any of the provisions of Borrower's Certificate or Articles of Incorporation or By-Laws or any of the provisions of any indenture, agreement, document, instrument or undertaking to which Borrower is a party or subject, or by which it or its Property is bound, or conflict with or constitute a default thereunder or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, agreement, document, instrument or undertaking. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental, regulatory, administrative or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, any of the Transaction Documents.

         7.10 Other Loans and Guarantees. Except as disclosed on Schedule 7.10 attached hereto, neither Borrower nor any Subsidiary of Borrower is a party to any loan transaction or Guarantee.

         7.11 Labor Matters. Except as disclosed on Schedule 7.11 attached hereto, (a) no labor contract to which Borrower or any Subsidiary of Borrower is subject is scheduled to expire during the Term of this Agreement and (b) on the date of this Agreement, (i) neither Borrower nor any Subsidiary of Borrower is a party to any labor dispute and (ii) there are no strikes or walkouts relating to any labor contract to which Borrower or any Subsidiary of Borrower is subject.

         7.12 Title to Property. Borrower and each Subsidiary of Borrower is the sole and absolute owner of, or has the legal right to use and occupy, all Property it claims to own or which is necessary for Borrower or such Subsidiary of Borrower to conduct its business. Neither Borrower nor any Subsidiary of Borrower has signed any financing statements, security agreements or chattel mortgages with respect to any of its Property, has granted or permitted any Liens with respect to any of its Property or has any knowledge of any Liens with respect to any of its Property, except as disclosed on Schedule 7.12 attached hereto.

         7.13 Regulation U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended) and no part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund or repay indebtedness originally incurred for such purpose or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of any of the Regulations of The Board of Governors of the Federal Reserve System, including, without limitation, Regulations G, U, T or X thereof, as amended. If requested by Bank, Borrower shall furnish to Bank a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

         7.14 Multi-Employer Pension Plan Amendments Act of 1980. Borrower and each Subsidiary of Borrower is in compliance with the Multi-Employer Pension Plan Amendments Act of 1980, as amended ("MEPP"), and has no liability for pension contributions pursuant to MEPP.

         7.15 Investment Company Act of 1940; Public Utility Holding Company Act of 1935. Borrower is not an "investment company" as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended. Borrower is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

         7.16 Patents, Licenses, Trademarks, Etc. Borrower and each Subsidiary of Borrower possesses all necessary patents, licenses, trademarks, trademark rights, trade names, trade name rights and copyrights to conduct its business without conflict with any patent, license, trademark, trade name or copyright of any other Person.

         7.17 Environmental and Health and Safety Matters. Except as disclosed on Schedule 7.17 attached hereto or in reports listed on Schedule 7.17 and delivered to Bank: (i) the operations of Borrower and each Subsidiary of Borrower comply with (A) all applicable Environmental Laws and (B) all applicable Occupational Safety and Health Laws; (ii) none of the operations of Borrower or any Subsidiary of Borrower are subject to any judicial, governmental, regulatory or administrative proceeding alleging the violation of any Environmental Law or Occupational Safety and Health Law; (iii) none of the operations of Borrower or any Subsidiary of Borrower is the subject of any Federal or state investigation evaluating whether any remedial action is needed to respond to (A) any spillage, disposal or release into the environment of any Hazardous Material or any other hazardous, toxic or dangerous waste, substance or constituent or other substance, or (B) any unsafe or unhealthful condition at any premises of Borrower or such Subsidiary of Borrower; (iv) neither Borrower nor any Subsidiary of Borrower has filed any notice under any Environmental Law or Occupational Safety and Health Law indicating or reporting (A) any past or present spillage, disposal or release into the environment of, or treatment, storage or disposal of, any Hazardous Material or any other hazardous, toxic or dangerous waste, substance or constituent or other substance or (B) any unsafe or unhealthful condition at any premises of Borrower or such Subsidiary of Borrower; and (v) neither Borrower nor any Subsidiary of Borrower has any known contingent liability in connection with (A) any spillage, disposal or release into the environment of, or otherwise with respect to, any Hazardous Material or any other hazardous, toxic or dangerous waste, substance or constituent or other substance or (B) any unsafe or unhealthful condition at any premises of Borrower or such Subsidiary of Borrower.

SECTION 8.  COVENANTS.

         8.01 Affirmative Covenants of Borrower. Borrower covenants and agrees that, so long as Bank has any obligation to make any Loan hereunder or any of Borrower's Obligations remain unpaid:

             (a) Information. Borrower will deliver to Bank:

                  (i) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower,
          consolidated   balance   sheets  of  Borrower  and  its   Consolidated
          Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flow for such fiscal year, setting forth in each case, in comparative form, the figures for the previous fiscal year, all such financial statements to be prepared in accordance with generally accepted accounting principles consistently applied and reported on by and accompanied by the unqualified opinion of independent certified public accountants of nationally recognized standing selected by Borrower and reasonably acceptable to Bank together with (i) if requested by Bank, a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual audit report, such accountants have not become aware of any Default or Event of Default that has occurred and is continuing, or, if such accountants have become aware of any such event, describing it and the steps, if any, being taken to cure it and (ii) the computations of such accountants evidencing Borrower's compliance with the financial covenants contained in this Agreement;

                  (ii) As soon as available  and in any event within  forty-five
          (45) days after the end of each month, consolidated and consolidating balance sheets of Borrower and its Consolidated Subsidiaries as of the end of such month and the related consolidated and consolidating statements of income, retained earnings and cash flow for such month and for the portion of Borrower's fiscal year ended at the end of such month, setting forth in each case in comparative form, the figures for the corresponding month and the corresponding portion of Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the principal financial officer of Borrower;

                  (iii) Simultaneously with the delivery of each set of financial statements referred to in clauses (i) and (ii) above, a certificate of the principal financial officer of Borrower, in the form attached hereto as Exhibit E and incorporated herein by reference, accompanied by supporting financial work sheets where appropriate;

                  (iv) Promptly upon receipt thereof, any reports submitted to Borrower or any Consolidated Subsidiary of Borrower (other than reports previously delivered pursuant to Sections 8.01(a)(i) and (ii) above) by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower or any Consolidated Subsidiary of Borrower; and

                  (v) With reasonable promptness, such further information regarding the business, affairs and financial position of Borrower or any Subsidiary of Borrower as Bank may from time to time reasonably request.

         Bank is hereby authorized to deliver a copy of any financial statement or other information made available by Borrower to any regulatory authority having jurisdiction over Bank, pursuant to any request therefor.

             (b) Payment of Indebtedness. Borrower and each Subsidiary of Borrower will (i) pay any and all Indebtedness payable or Guaranteed by Borrower or such Subsidiary of Borrower, as the case may be, and any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or prior to the expiration of any applicable cure periods, in accordance with the agreement or instrument relating to such Indebtedness or Guarantee and (ii) faithfully perform, observe and discharge all covenants, conditions and obligations which are imposed upon Borrower or such Subsidiary of Borrower, as the case may be, by any and all agreements, documents, instruments and indentures evidencing, securing or otherwise relating to such Indebtedness or Guarantee.

             (c) Consultations and Inspections. Borrower will permit, and will cause each Subsidiary of Borrower to permit, Bank (and any Person appointed by Bank to whom Borrower does not reasonably object) to discuss the affairs, finances and accounts of Borrower and each Subsidiary of Borrower with the officers of Borrower and each Subsidiary of Borrower, all at such reasonable times and as often as Bank may reasonably request. Borrower will also permit, and will cause each Subsidiary of Borrower to permit, inspection of its Properties, books and records by Bank during normal business hours or at other reasonable times.

             (d)  Payment  of  Taxes;   Corporate   Existence;   Maintenance  of
     Properties; Insurance. Borrower and each Subsidiary of Borrower will:

                  (i) Duly file all Federal, state and local income tax returns and all other tax returns and reports of Borrower and each Subsidiary of Borrower which are required to be filed and duly pay and discharge promptly all taxes, assessments and other governmental charges imposed upon it or any of its Property; provided, however, that neither Borrower nor any Subsidiary of Borrower shall be required to pay any such tax, assessment or other governmental charge the payment of which is being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves in form and amount satisfactory to Bank have been provided, except that Borrower and each Subsidiary of Borrower shall pay or cause to be paid all such taxes, assessments and governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond;

                  (ii) Do all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchise and to be duly qualified to do business in all jurisdictions where the nature of its business requires such qualification;

                  (iii) Maintain and keep its Properties as a whole in good repair, working order and condition; provided, however, that nothing in this subsection (iii) shall prevent any abandonment of any Property which is not disadvantageous in any material respect to Bank and which, in the opinion of the management of Borrower, is in the best interests of Borrower or such Subsidiary of Borrower, as the case may be; and

                  (iv) Insure with financially sound and reputable insurers acceptable to Bank, all Property of Borrower and each Subsidiary of Borrower of the character usually insured by corporations engaged in the same or similar businesses similarly situated, against loss or damage of the kind customarily insured against by such corporations, unless higher limits or coverage are reasonably required in writing by Bank, and carry adequate liability insurance and other insurance of a kind and in an amount generally carried by corporations engaged in the same or similar businesses similarly situated, unless higher limits or coverage are reasonably required in writing by Bank. All such insurance may be subject to reasonable deductible amounts. Promptly upon Bank's request therefor, Borrower shall provide Bank with evidence that Borrower maintains, and that each Subsidiary of Borrower maintains, the insurance required under this Section 8.01(d)(iv), and evidence of the payment of all premiums therefor.

             (e) Accountant. Borrower shall give Bank prompt notice of any change of Borrower's independent certified public accountants and a statement of the reasons for such change. Borrower shall at all times utilize independent certified public accountants reasonably acceptable to Bank.

             (f) ERISA Compliance. If Borrower or any Subsidiary of Borrower shall have any Pension Plan, Borrower and such Subsidiary or Subsidiaries of Borrower shall comply with all requirements of ERISA relating to such plan. Without limiting the generality of the foregoing, neither Borrower nor any Subsidiary of Borrower will:

                  (i) permit any Pension Plan maintained by it to engage in any nonexempt "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended;

                  (ii) permit any Pension Plan maintained by it to incur any "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, 29 U.S.C. ss. 1082, whether or not waived;

                  (iii) terminate any such Pension Plan in a manner which could result in the imposition of a Lien on any Property of Borrower or any Subsidiary of Borrower pursuant to Section 4068 of ERISA, 29 U.S.C. ss.1368; or

                  (iv) take any action which would constitute a complete or partial withdrawal from a Multiemployer Plan within the meaning of Sections 4203 and 4205 of Title IV of ERISA.

         Notwithstanding any provision contained in this Section 8.01(f) to the contrary, an act by Borrower or any Subsidiary of Borrower shall not be deemed to constitute a violation of subparagraphs (i) through (iv) hereof unless Bank determines in good faith that said action, individually or cumulatively with other acts of Borrower and the Subsidiaries of Borrower, does have or is likely to cause a significant adverse financial effect upon Borrower or any Subsidiary of Borrower.

         Borrower shall have the affirmative obligation hereunder to report to Bank any of those acts identified in subparagraphs (i) through (iv) hereof, regardless of whether said act does or is likely to cause a significant adverse financial effect upon Borrower or any Subsidiary of Borrower, and failure by Borrower to report such act promptly upon Borrower's becoming aware of the existence thereof shall constitute an Event of Default hereunder.

             (g) Maintenance of Books and Records. Borrower and each Subsidiary of Borrower will maintain its books and records in accordance with generally accepted accounting principles consistently applied and in which true, correct and complete entries will be made of all of its dealings and transactions.

             (h) Further Assurances. Borrower will execute any and all further agreements, documents and instruments, and take any and all further actions which may be required under applicable law, or which Bank may from time to time reasonably request, in order to effectuate the transactions contemplated by this Agreement, the Note, the Security Agreements and the other Transaction Documents.

             (i) Financial Covenants. Borrower will:

                  (i) Maintain a ratio of Indebtedness (determined on a consolidated basis for Borrower and all of its Consolidated Subsidiaries and in accordance with generally accepted accounting principles consistently applied) to Consolidated Net Worth of not more than 2.1 to 1.0 as of September 30, 1996, 1.9 to 1.0 as of December 31, 1996, 1.7 to 1.0 as of March 31, 1997, and 1.6 to 1.0 as of the
          end of each subsequent calendar quarter.

                  (ii) Maintain at all times a ratio of Current Assets to Current Liabilities, both determined on a consolidated basis for Borrower and all of its Consolidated Subsidiaries and in accordance with generally accepted accounting principles consistently applied, of at least 2.0 to 1.0;

                  (iii) Maintain a Consolidated Tangible Net Worth of at least the following amounts as of the dates indicated:

                    September 30, 1996                   $10,000,000.00
                    December 31, 1996                    $10,250,000.00
                    March 31, 1997                       $10,500,000.00
                    June 30, 1997                        $11,050,000.00
                    September 30, 1997                   $11,750,000.00
                    December 31, 1997                    $12,500,000.00

         As of the end of each subsequent fiscal quarter, Borrower shall have a Consolidated Tangible Net Worth of at least the sum of $12,500,000.00 plus the greater of (A) $125,000.00 or (B) Seventy Percent (70%) of the after-tax net income shown on Borrower's consolidated financial statements for such fiscal quarter, such required increases to be cumulative for each fiscal quarter.

                  (iv) Deliver a certificate of the principal financial officer of Borrower containing the financial ratio calculations required in clauses (i) through (iii) above simultaneously with the financial statements referred to in Sections 8.01(a)(i) and (ii).

             (j) Compliance with Law. Borrower will, and will cause each Subsidiary of Borrower to, comply in all material respects with any and all laws, ordinances and governmental and regulatory rules and regulations to which it is subject and obtain any and all licenses, permits, franchises and other governmental and regulatory authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might materially adversely affect the condition or operation, financial or otherwise, of Borrower or any Subsidiary of Borrower.

             (k) Notices. Borrower will notify Bank in writing of any of the following promptly, but in no event more than five (5) days after an executive officer of Borrower learns of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

                  (i) Default. The occurrence of any Default or Event of Default under this Agreement or any default or event of default by Borrower, any other Obligor or any Subsidiary of Borrower under the Reimbursement Agreement, any note, indenture, loan agreement, mortgage, deed of trust, security agreement, lease or other similar agreement, document or instrument to which Borrower, any other Obligor or any Subsidiary of Borrower, as the case may be, is a party or by which it is bound or to which it is subject;

                  (ii) Litigation. The institution of any litigation, arbitration proceeding or governmental or regulatory proceeding affecting Borrower, any other Obligor, any Subsidiary of Borrower, any Collateral or any Third Party Collateral, whether or not considered to be covered by insurance;

                  (iii) Judgment. The entry of any judgment or decree against Borrower, any other Obligor or any Subsidiary of Borrower;

                  (iv) Pension Plans. The occurrence of a Reportable Event with respect to any Pension Plan; the filing of a notice of intent to terminate a Pension Plan by Borrower, any ERISA Affiliate or any Subsidiary of Borrower; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by Borrower, any ERISA Affiliate or any Subsidiary of Borrower from any Multiemployer Plan; or the incurrence of any material increase in the contingent liability of Borrower or any Subsidiary of Borrower with respect to any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retired employees and their beneficiaries;

                  (v) Change of Name. Any change in the name of Borrower, any other Obligor or any Subsidiary of Borrower;

                  (vi) Change in Place(s) of Business. Any proposed opening, closing or other change of any place of business of Borrower or any Subsidiary of Borrower;

                  (vii) Environmental Matters. Receipt of any notice that the operations of Borrower, any other Obligor or any Subsidiary of Borrower are not in full compliance with any of the requirements of any applicable Environmental Law or Occupational Safety and Health Law; receipt of notice that Borrower, any other Obligor or any Subsidiary of Borrower is subject to any Federal, state or local investigation evaluating whether any remedial action is needed to respond to the release of any Hazardous Materials or any other hazardous or toxic waste, substance or constituent or other substance into the environment; or receipt of notice that any of the Properties or assets of Borrower, any other Obligor or any Subsidiary of Borrower are subject to an "Environmental Lien." For purposes of this Section 8.01(k)(vii), "Environmental Lien" shall mean a Lien in favor of any governmental or regulatory agency, entity, authority or official for
          (1) any liability under Environmental Laws or (2) damages arising from or costs incurred by any such governmental or regulatory agency, entity, authority or official in response to a release of any Hazardous Materials or any other hazardous or toxic waste, substance or constituent or other substance into the environment;

                  (viii) Material Adverse Change. The occurrence of any material adverse change in the business, operations or condition, financial or otherwise, of Borrower, any other Obligor or any Subsidiary of Borrower;

                  (ix) Change in Management or Line(s) of Business. Any material change in the senior management of Borrower or any Subsidiary of Borrower or any change in Borrower's or any Subsidiary of Borrower's line(s) of business; and

                  (x) Other Notices. Any notices required to be provided pursuant to other provisions of this Agreement and notice of the occurrence of such other events as Bank may from time to time reasonably specify.

             (l) Compliance with Reimbursement Agreement. Borrower will comply with the terms and provisions of the Reimbursement Agreement, will not agree or consent to any amendment or modification thereof without the express prior written consent of Bank, and will deliver a copy of any notices or other communications required thereunder to Bank as and when the same are furnished to Harris.

         8.02 Negative Covenants of Borrower. Borrower covenants and agrees that, so long as Bank has any obligation to make any Loan hereunder or any of Borrower's Obligations remain unpaid, unless the prior written consent of Bank is obtained:

             (a) Limitation on Indebtedness. Neither Borrower nor any Subsidiary of Borrower will incur or be obligated on any Indebtedness, either directly or indirectly, by way of Guarantee, suretyship or otherwise, other than:

                  (i) Indebtedness evidenced by the Note;

                  (ii) Indebtedness evidenced by the Bond Documents and the Reimbursement Agreement;

                  (iii) Indebtedness to Norwest Business Credit, Inc. in the principal amount not to exceed $8,500,000.00 at any given time;

                  (iv) Indebtedness incurred to repurchase Borrower's outstanding capital stock pursuant to shareholder agreements in effect with employees from time to time in a principal amount not to exceed $200,000.00 outstanding at any given time;

                  (v) Indebtedness in a principal amount not to exceed $1,000,000.00 outstanding at any given time which is subordinated in a manner acceptable to Bank, in its sole and absolute discretion, to Borrower's Obligations; provided, however, that Borrower may repay its subordinated indebtedness on or after the date occurring eighteen (18) months from the date hereof if (A) no Default has occurred, and (B) Bank shall have determined that, immediately after such repayment, Borrower shall have had average availability of no less than $500,000 during the ninety (90) day period preceding and including such repayment date under Borrower's credit facility with Norwest Business Credit, Inc.;

                  (vi) Indebtedness incurred to finance the purchase of capital assets provided that (A) the principal amount of the indebtedness incurred in each instance does not exceed the purchase price of the asset(s) being acquired; and (B) the principal amount of such indebtedness incurred in each of the following periods shall not exceed the amount indicted on a non-cumulative basis, to wit: amounts not incurred in any given period may not be carried forward to subsequent periods:

                          $200,000                8/15/96 to 12/31/96
                          $600,000                1/1/97 to 12/31/97
                          $200,000                1/1/98 to 12/31/98
                          $100,000                1/1/99 to 7/15/99

                  (vii) Indebtedness reflected on the most recent financial statements of Borrower furnished to Bank, exclusive of Indebtedness owing to Harris;

                  (viii) Unsecured trade accounts payable incurred in the ordinary course of business; and

                  (ix) Indebtedness representing loans against life insurance policies of Borrower or any Subsidiary of Borrower in an amount not to exceed the aggregate cash surrender value of such life insurance policies.

             (b) Limitations on Liens. Borrower will not create, incur, assume or suffer to exist, and will not cause or permit any Subsidiary of Borrower to create, incur, assume or suffer to exist, any Lien on any of its Property, assets or revenues other than:

                  (i)  Liens  presently  in  existence  which are  described  on
          Schedule 7.12 attached hereto;

                  (ii) Purchase money liens or security interests covering the property acquired with the proceeds of Indebtedness permitted to be incurred under Section 8.02(a)(vi) above;

                  (iii) Pledges or deposits in connection with or to secure workmen's compensation, unemployment insurance, pension or other employee benefits;

                  (iv)  Any  Lien  renewing,  extending  or  refunding  any Lien permitted hereunder, provided that the principal amount of Indebtedness secured by such Lien is not increased and such Lien is not extended to cover any other Property or assets of Borrower or any Subsidiary of Borrower; and

                  (v) Subject to Section 8.01(d)(i), Liens for taxes, assessments or governmental charges or levies on Property of Borrower or any Subsidiary of Borrower if the same are being contested in good faith and by appropriate proceedings diligently conducted and for which adequate reserves in form and amount satisfactory to Bank are provided.

             (c) Sale of Property. Neither Borrower nor any Subsidiary of Borrower will sell, lease, transfer or otherwise dispose of any Property or assets of Borrower or such Subsidiary of Borrower, as the case may be, except in the ordinary course of business; provided, however, that the foregoing shall not preclude Borrower or any Subsidiary of Borrower from selling, leasing, transferring or otherwise disposing of less than substantially all of its Property or assets so long as (i) the aggregate book value of all such Property or assets sold, leased, transferred or otherwise disposed of in any given fiscal year does not exceed $100,000.00; and (ii) the purchase price for said Property or assets shall be equal to or greater than the depreciated book value of said Property or assets.

             (d) Mergers and Consolidations. Neither Borrower nor any Subsidiary of Borrower will merge or consolidate with any other Person or sell, transfer or convey all or a substantial part of its Property or assets to any Person, except that Subsidiaries of Borrower may merge with each other or into Borrower.

             (e) Acquisitions. Neither Borrower nor any Subsidiary of Borrower will acquire all or substantially all of the stock or assets of any Person.

             (f) Fiscal Year. Neither Borrower nor any Subsidiary of Borrower will change their respective fiscal years.

             (g) Stock Redemptions and Distributions. Borrower will not make or declare or incur any liability to make any Distribution in respect of the capital stock of Borrower.

             (h) Transactions with Related Parties. Neither Borrower nor any Subsidiary of Borrower will, directly or indirectly, engage in any material transaction, in the ordinary course of business or otherwise, with any Related Party unless such transaction is upon fair market terms, is not disadvantageous in any material respect to Bank and has been approved by a majority of the disinterested directors of Borrower or such Subsidiary of Borrower, as the case may be (or, if none of such directors are disinterested, by a majority of the directors), as being in the best interests of Borrower or such Subsidiary of Borrower, as the case may be. In addition, neither Borrower nor any Subsidiary of Borrower shall (i) transfer any Property or assets to any Related Party or (ii) purchase or sign any agreement to purchase any stock or other securities of any Related Party (whether debt, equity or otherwise), underwrite or Guarantee the same, or otherwise become obligated with respect thereto.

             (i) Capital Expenditures. Neither Borrower nor any Subsidiary of Borrower will make any capital expenditures or enter into any Capitalized Leases which in the aggregate (for Borrower and all Subsidiaries of Borrower) exceed the amount indicted during each of the following periods:

                         $350,000             8/15/96 to 12/31/96
                         $1,200,000           1/1/97 to 12/31/97
                         $1,000,000           1/1/98 to 12/31/98
                         $500,000             1/1/99 to 7/15/99

             (j) Loans and Investments. Neither Borrower nor any Subsidiary of Borrower will make any loans or advances or extensions of credit to (other than extensions of credit in the ordinary course of business), purchase any stocks, bonds, notes, debentures or other securities of, make any expenditures on behalf of, or in any manner assume liability (direct, contingent or otherwise) for the Indebtedness of any Person, except that Borrower and the Subsidiaries of Borrower may:

                  (i) Make or permit to remain outstanding loans or advances to any Subsidiary of Borrower;

                  (ii) Acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to Borrower or any Subsidiary of Borrower;

                  (iii) Own, purchase or acquire (A) prime commercial paper and certificates of deposit in United States commercial banks (having capital resources in excess of $100,000,000.00), in each case due within one (1) year from the date of purchase and payable in the United States in United States dollars, (B) obligations of the United States government or any agency thereof, (C) obligations guaranteed directly by the United States government or (D) repurchase agreements of United States commercial banks (having capital resources in excess of $100,000,000.00) for terms of less than one (1) year; and

                  (iv) Make or permit to remain outstanding travel and other like advances to officers and employees of Borrower or any Subsidiary of Borrower in the ordinary course of business; and

                  (v) Redeem or repurchase outstanding capital stock of Borrower in connection with Borrower's 401(k) plan or pursuant to shareholder agreements in effect with employees from time to time provided that the aggregate amounts expended with respect to such transactions in any given year shall not exceed $200,000 with respect to repurchases relating to Borrower's 401(k) plan and $200,000 with respect to all other repurchases.

             (k) Dissolution or Liquidation. Neither Borrower nor any Subsidiary of Borrower will seek or permit the dissolution or liquidation of Borrower in whole or in part.

             (l) Leases. Neither Borrower nor any Subsidiary of Borrower will enter into or permit to remain in effect any agreements to rent or lease (as lessee) any real or personal property for initial terms (including options to renew or extend any term, whether or not exercised) of more than one (1) year which in the aggregate (for Borrower and all Subsidiaries of Borrower) provide for payments in excess of $375,000 during any consecutive twelve-month (12-month) period.

             (m) Change in Nature or Ownership of Business. Neither Borrower nor any Subsidiary of Borrower will make or permit any material change in the nature or ownership of its business.

             (n) Pension Plans. Neither Borrower nor any Subsidiary of Borrower shall (a) permit any condition to exist in connection with any Pension Plan which might constitute grounds for the PBGC to institute proceedings to have such Pension Plan terminated or a trustee appointed to administer such Pension Plan or (b) engage in, or permit to exist or occur, any other condition, event or transaction with respect to any Pension Plan which could result in the incurrence by Borrower or any Subsidiary of Borrower of any material liability, fine or penalty. Neither Borrower nor any Subsidiary of Borrower shall become obligated to contribute to any Pension Plan or Multiemployer Plan other than any such plan or plans in existence on the date hereof.

         8.03 Use of Proceeds. Borrower agrees that (i) the proceeds of the Term Loan will be used solely for repayment of existing Indebtedness of Borrower to Harris and for general working capital; (ii) none of such proceeds will be used in violation of any applicable law or regulation; and (iii) Borrower will not engage principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended.

SECTION 9.  EVENTS OF DEFAULT.

         If any of the following (each of the following herein sometimes called an "Event of Default") shall occur and be continuing:

         9.01 Borrower shall fail to pay any of Borrower's Obligations as and when the same shall become due and payable, whether by reason of demand, acceleration or otherwise;, and such failure remains unremedied for ten (10) days after written notice thereof shall have been given to Borrower by Bank.

         9.02 Any representation or warranty of Borrower made in this Agreement, in any other Transaction Document to which Borrower is a party or in any certificate, agreement, instrument or statement furnished or made or delivered pursuant hereto or thereto or in connection herewith or therewith, shall prove to have been untrue or incorrect in any material respect when made or effected;

         9.03 Borrower shall fail to perform or observe any term, covenant or provision contained in Section 8.01(i), Section 8.02 or Section 8.03;

         9.04 Borrower shall fail to perform or observe any other term, covenant or provision contained in this Agreement and any such failure remains unremedied for ten (10) days after written notice thereof shall have been given to Borrower by Bank;

         9.05 This Agreement or any of the other Transaction Documents shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability thereof shall be contested or denied by Borrower, or if the transactions completed hereunder or thereunder shall be contested by Borrower or if Borrower shall deny that it has any or further liability or obligation hereunder or thereunder;

         9.06  Borrower,  any  Subsidiary of Borrower or any other Obligor shall
(i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official of itself, himself or herself or of a substantial part of its, his or her Property or assets, (iv) file an answer admitting the material allegations of a petition filed against itself, himself or herself in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its, his or her inability or fail generally to pay its, his or her debts as they become due or (vii) take any corporate or other action for the purpose of effecting any of the foregoing;

         9.07 An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Borrower, any Subsidiary of Borrower or any other Obligor, or of a substantial part of the Property or assets of Borrower, any Subsidiary of Borrower or any other Obligor, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official of Borrower, any Subsidiary of Borrower or any other Obligor or of a substantial part of the Property or assets of Borrower, any Subsidiary of Borrower or any other Obligor or (iii) the winding-up or liquidation of Borrower, any Subsidiary of Borrower or any other Obligor, and such proceeding or petition shall continue undismissed for forty-five (45) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for forty-five (45) consecutive days;

         9.08 An "Event of Default" (as defined therein) shall occur under or within the meaning of the Security Agreement (Equipment);

         9.09 An "Event of Default" (as defined therein) shall occur under or within the meaning of the Kansas Mortgage;

         9.10 An "Event of Default" (as defined therein) shall occur under or within the meaning of the Missouri Deed of Trust;

         9.11 An "Event of Default" (as defined therein) shall occur under or within the meaning of the Reimbursement Agreement;

         9.12 An "Event of Default" (as defined therein) shall occur under or within the meaning of the LMI Security Agreement;

         9.13 Borrower, any Subsidiary of Borrower, or any other Obligor shall be declared by Bank to be in default on, or pursuant to the terms of, (1) any other present or future obligation to Bank, including, without limitation, any other loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligation, or (2) any other present or future agreement purporting to convey to Bank a Lien upon any Property or assets of Borrower, such Subsidiary of Borrower or such other Obligor, as the case may be;

         9.14 Borrower, any Subsidiary of Borrower or any other Obligor shall fail (and such failure shall not have been cured or waived) to perform or observe any term, provision or condition of, or any other default or event of default shall occur under, any agreement, document or instrument evidencing, securing or otherwise relating to any outstanding Indebtedness of Borrower, such Subsidiary of Borrower or such other Obligor, as the case may be, for borrowed money (other than Borrower's Obligations), if the effect of such failure or default (after taking into account all applicable cure periods and waivers) is to cause or permit such Indebtedness to be declared to be due and payable or otherwise accelerated, or to be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

         9.15 Borrower, any Subsidiary of Borrower or any other Obligor shall have a judgment in excess of $50,000.00 entered against it, him or her by a court having jurisdiction in the premises and such judgment shall not be appealed in good faith or satisfied by Borrower, such Subsidiary of Borrower or such other Obligor, as the case may be, within thirty (30) days after the entry of such judgment;

         9.16 The occurrence of a Reportable Event with respect to any Pension Plan; the filing of a notice of intent to terminate a Pension Plan by Borrower, any ERISA Affiliate or any Subsidiary of Borrower; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by Borrower, any ERISA Affiliate or any Subsidiary of Borrower from any Multiemployer Plan; or the incurrence of any material increase in the contingent liability of Borrower or any Subsidiary of Borrower with respect to any "employee welfare benefit plan" as defined in
Section 3(1) of ERISA which covers retired employees and their beneficiaries;

         9.17 The institution by Borrower, any ERISA Affiliate or any Subsidiary of Borrower of steps to terminate any Pension Plan if, in order to effectuate such termination, Borrower, such ERISA Affiliate or such Subsidiary of Borrower, as the case may be, would be required to make a contribution to such Pension Plan, or would incur a liability or obligation to such Pension Plan, in excess of $50,000.00; or the institution by the PBGC of steps to terminate any Pension Plan; or

         9.18  Harris  at any  time  refuses  or  fails  to  extend  the  Stated
Termination Date of the Letter of Credit pursuant to Section 2.15 of the Reimbursement Agreement;

         THEN, and in each such event (other than an event described in Sections
9.06 or 9.07), Bank may declare that its obligation to lend funds under this Agreement has terminated, whereupon such obligation of Bank shall be immediately and forthwith terminated, Bank may, by written notice to Borrower, require that Borrower immediately prepay to Bank in immediately available funds an amount equal to the Available Amount of the Letter of Credit, and Bank may further declare the entire outstanding principal balance of and all accrued and unpaid interest on the Note issued under this Agreement and all other amounts payable by Borrower hereunder to be forthwith due and payable, whereupon all of the unpaid principal balance, accrued and unpaid interest and all such other amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Bank may exercise any and all other rights and remedies which it may have under any of the other Transaction Documents or under applicable law; provided, however, that upon the occurrence of any event described in Sections 9.06 or 9.07, Bank's obligation to lend funds under this Agreement shall automatically terminate and the entire outstanding principal balance of and all accrued and unpaid interest on the Note issued under this Agreement and all other amounts payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Bank may exercise any and all other rights and remedies which it may have under any of the other Transaction Documents or under applicable law.

SECTION 10.  GENERAL.

         10.01 No Waiver. No failure or delay by Bank in exercising any right, remedy, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The remedies provided herein and in the other Transaction Documents are cumulative and not exclusive of any remedies provided by law. Nothing herein contained shall in any way affect the right of Bank to exercise any statutory or common law right of banker's lien or set-off.

         10.02 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, Bank is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower) and to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Bank and any and all other indebtedness at any time owing by Bank to or for the credit or account of Borrower against any and all of Borrower's Obligations irrespective of whether or not Bank shall have made any demand hereunder or under any of the other Transaction Documents and although such obligations may be contingent or unmatured. Bank agrees to promptly notify Borrower after any such set-off and application made by Bank, provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section 10.02 are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which Bank may have. Nothing contained in this Agreement or any other Transaction Document shall impair the right of Bank to exercise any right of set-off or counterclaim it may have against Borrower and to apply the amount subject to such exercise to the payment of indebtedness of Borrower unrelated to this Agreement or the other Transaction Documents.

         10.03 Cost and Expenses. Borrower agrees, whether or not any Loan is made hereunder, to pay Bank upon demand (i) all out-of-pocket costs and expenses and all Attorneys' Fees of Bank in connection with the preparation, negotiation, execution and administration of this Agreement, the Note and the other Transaction Documents, (ii) all recording, filing, title insurance, surveying and appraisal fees incurred in connection with this Agreement and the other Transaction Documents, (iii) all out-of-pocket costs and expenses and all Attorneys' Fees of Bank in connection with the preparation of any waiver or consent hereunder or any amendment hereof or any Event of Default or alleged Event of Default hereunder, (iv) if an Event of Default occurs, all out-of-pocket costs and expenses and all Attorneys' Fees incurred by Bank in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom and (v) all other Attorneys' Fees incurred by Bank relating to or arising out of or in connection with this Agreement or any of the other Transaction Documents. Borrower further agrees to pay or reimburse Bank for any stamp or other taxes which may be payable with respect to the execution, delivery, recording and/or filing of this Agreement, the Note, the Security Agreements or any of the other Transaction Documents. All of the obligations of Borrower under this Section 10.03 shall survive the satisfaction and payment of Borrower's Obligations and the termination of this Agreement.

         10.04 Environmental Indemnity. Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and Attorneys' Fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Bank for, with respect to or as a direct or indirect result of the violation by Borrower or any Subsidiary of Borrower of any Environmental Laws; or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized by Borrower and/or any Subsidiary of Borrower in the conduct of their respective businesses into or upon any land, the atmosphere or any watercourse, body of water or wetland, of any Hazardous Materials or any other hazardous or toxic waste, substance or constituent or other substance
(including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws); and the provisions of and undertakings and indemnification set out in this Section
10.04 shall survive the satisfaction and payment of Borrower's Obligations and the termination of this Agreement. Notwithstanding the foregoing, Borrower shall have no obligation to the Bank under this Section 10.04 with respect to indemnified liabilities arising from the gross negligence or willful misconduct of Bank as determined by a court of competent jurisdiction.

         10.05 General Indemnity. In addition to the payment of expenses pursuant to Section 10.03, whether or not the transactions contemplated hereby shall be consummated, Borrower hereby agrees to indemnify, pay and hold Bank and any holder(s) of the Note, and the officers, directors, employees, agents and affiliates of Bank and such holder(s) (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnities in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnities shall be designated a party thereto), that may be imposed on, incurred by or asserted against the Indemnities, in any manner relating to or arising out of this Agreement, any of the other Transaction Documents or any other agreement, document or instrument executed and delivered by Borrower or any other Obligor in connection herewith or therewith, the statements contained in any commitment letters delivered by Bank, Bank's agreement to make the Loans hereunder or the use or intended use of the proceeds of any Loan hereunder (collectively, the "indemnified liabilities"); provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the
Indemnities or any of them. The provisions of the undertakings and indemnification set out in this Section 10.05 shall survive satisfaction and payment of Borrower's Obligations and the termination of this Agreement.

         10.06 Authority to Act. Bank shall be entitled to act on any notices and instructions (telephonic or written) believed by Bank to have been delivered by any person authorized to act on behalf of Borrower pursuant hereto, regardless of whether such notice or instruction was in fact delivered by a person authorized to act on behalf of Borrower, and Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any and all losses and expenses, if any, ensuing from any such action.

         10.07 Notices. Any notice, request, demand, consent, confirmation or other communication hereunder shall be in writing and delivered in person or sent by telegram, telex, telecopy or registered or certified mail, return receipt requested and postage prepaid, if to Borrower at P.O. Box 678, St. Charles, Missouri 63302, Attention: Ronald S. Saks, or if to Bank at 1401 S. Brentwood Blvd., St. Louis, Missouri 63144, Attention: Patricia A. O'Herin, or at such other address as either party may designate as its address for communications hereunder by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by telegram, telex or telecopy, or on the third (3rd) Business Day after the day on which mailed, if sent by registered or certified mail.

         10.08 Consent to Jurisdiction. BORROWER IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, AS BANK MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND BORROWER FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT
FORUM. BORROWER HEREBY EXPRESSLY WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. BORROWER AUTHORIZES THE SERVICE OF PROCESS UPON BORROWER BY REGISTERED MAIL SENT TO BORROWER AT ITS ADDRESS SET FORTH IN SECTION 10.07.

         10.09 Bank's Books and Records. Bank's books and records showing the account between Borrower and Bank shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof thereof.

         10.10 Governing Law; Amendments. This Agreement, the Note, the Security Agreements and all of the other Transaction Documents shall be governed by and construed in accordance with the internal laws of the State of Missouri, and this Agreement and the other Transaction Documents may not be changed, nor may any term, condition or Event of Default be waived, modified, or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. To the extent of any inconsistencies between the terms and provisions of this Agreement and the other Transaction Documents, the terms and provisions of this Agreement shall govern and control.

         10.11 References; Headings for Convenience. Unless otherwise specified herein, all references herein to Section numbers refer to Section numbers of this Agreement, and all references herein to Exhibits "A", "B", "C", "D" and "E" refer to annexed Exhibits "A", "B", "C", "D" and "E" which are hereby incorporated herein by reference. The Section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Agreement.

         10.12 Subsidiary Reference. Any reference herein to a Subsidiary or Consolidated Subsidiary of Borrower, and any financial definition, ratio, restriction or other provision of this Agreement which is stated to be applicable to Borrower and its Subsidiaries or Consolidated Subsidiaries or which is to be determined on a "consolidated" or "consolidating" basis, shall apply only to the extent Borrower has any Subsidiaries or Consolidated Subsidiaries and, where applicable, to the extent any such Subsidiaries are consolidated with Borrower for financial reporting purposes.

         10.13 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of Borrower and its successors and Bank and its successors and assigns. Borrower may not assign or delegate any of its rights or obligations under this Agreement.

         10.14 No Oral Agreements; Entire Agreement. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew such debt, are not enforceable. To protect Borrower and Bank from misunderstanding or disappointment, any agreements reached by Borrower and Bank covering such matters are contained in this Agreement and the other Transaction Documents, which Agreement and other Transaction Documents are a complete and exclusive statement of the agreements between Borrower and Bank, except as Borrower and Bank may later agree in writing to modify them. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.

         10.15 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         10.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.17 Resurrection of Borrower's Obligations. To the extent that Bank receives any payment on account of any of Borrower's Obligations, and any such payment(s) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or Federal law, common law or equitable cause, then, to the extent of such payment(s) received, Borrower's Obligations or part thereof intended to be satisfied and any and all Liens upon or pertaining to any Property or assets of Borrower and theretofore created and/or existing in favor of Bank as security for the payment of such Borrower's Obligations shall be revived and continue in full force and effect, as if such payment(s) had not been received by Bank and applied on account of Borrower's Obligations.

         ORAL AGREEMENTS OR COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THIS AGREEMENT, WHICH AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

         IN WITNESS WHEREOF, the parties have executed this Loan Agreement this 15th day of August, 1996.

                                            LEONARD'S METAL, INC.



                                            By
                                            Title:

                                            MAGNA BANK, NATIONAL ASSOCIATION


                                            By
                                            Title:

                                  SCHEDULE 7.05

                                   Litigation


        Leonard's Metal, Inc. v. W.L. Hutchins and Luella Hutchins, Cause No. CV193-0407-CC, Circuit Court of St. Charles County, Missouri.

        On or about January 3, 1992, Borrower entered into an agreement with William and Luella Hutchins (the "Hutchins") for the purchase of certain real estate located in St. Charles County, Missouri. The agreement contained a representation and warranty of the Hutchins that the property did not suffer from environmental contamination and did not contain underground storage tanks. Subsequent to the consummation of the purchase, in the course of excavation for construction of improvements on the property two underground tanks were located, and it was subsequently determined that the tanks contained environmental contaminants. Borrower notified Hutchins that they had breached the representation and warranty and subsequently filed suit to rescind the agreement based, inter alia, on the Hutchins' breach of the representation and warranty. The
        Hutchins have responded and are defending the suit. If Borrower is unsuccessful in obtaining a judicial determination that it is entitled to rescind the agreement, Borrower could face liability for cleanup costs associated with the environmental contamination. At this time Borrower is unable to predict the extent of those cleanup costs or what portion of the costs might be allocated to Borrower. Costs for testing, investigation, and remediation of the site, to the extent incurred, will be spread over a number of years. The case is set for trial in the winter of 1997.

                                  SCHEDULE 7.10

                           Other Loans and Guaranties


Borrower is indebted to Norwest Business Credit, Inc. pursuant to a loan agreement between the parties, and the maximum principal amount which may be outstanding under such agreement at any time is $8,500,000.00.

Borrower has guarantied the indebtedness of its wholly-owned subsidiary, LMI Finishing, Inc., to the Oklahoma Industrial Authority, which indebtedness is secured by a lien on certain real property located in Tulsa, Oklahoma owned by LMI Finishing, Inc.

                                  SCHEDULE 7.11

                                  Labor Matters


                                      None.

                                  SCHEDULE 7.12

                                 Permitted Liens


                  All UCC-1 Financing Statements filed by Harris Trust and Savings Bank with the Kansas Secretary of State, the Recorder in Sedgwick County, Kansas, the Missouri Secretary of State, the Recorder in St. Charles County, Missouri, the Washington Secretary of State and the Clerk of King County, Washington, covering only Borrower's equipment and the products and proceeds thereof.

                  All UCC-1 Financing Statements filed by Norwest Business Credit, Inc. with the Kansas Secretary of State, the Recorder in Sedgwick County, Kansas, the Missouri Secretary of State, the Recorder in St. Charles County, Missouri, the Washington Secretary of State and the Clerk of King County, Washington, covering only Borrower's accounts receivable, inventory and general intangibles and the products and proceeds thereof.

                  UCC-1 Financing Statement filed by IBM Credit Corporation with the Missouri Secretary of State on January 12, 1996, file no. 2621317, covering only certain computer equipment leased to Borrower.

                  UCC-1 Financing Statement filed by The CIT Group/Equipment Financing, Inc. with the Missouri Secretary of State on April 16, 1996, file no. 2653886, covering only a certain vertical machining center and related attached equipment and the proceeds thereof.

                  UCC-1 Financing Statement filed by IBM Credit Corporation with the St. Charles County, Missouri Recorder on January 16, 1996, file no. 00215, covering only certain computer equipment leased to Borrower.

                  UCC-1 Financing Statement filed by The CIT Group/Equipment Financing, Inc. with the St. Charles County, Missouri Recorder on April 16, 1996, file no. 01402, Book 1831, Page 1083, covering only a certain vertical machining center and related attached equipment and the proceeds thereof.

                  Items 4-11 on Schedule B, Section 2 of the Title Commitment issued to Bank by Commonwealth Land Title Insurance Company, File No. J180871, relating to the real property owned by Borrower located in St. Charles County, Missouri.

                  Items 4-10 on Schedule B of the Title Commitment issued to Bank by Commonwealth Land Title Insurance Company, File No.
                  96F06210, relating to the real property owned by Borrower located in Sedgwick County, Kansas.

                                  SCHEDULE 7.17

                   Environmental and Health and Safety Matters

                  See Schedule 7.05 regarding Litigation and those certain environmental reports provided by Borrower to Bank dated October, 1995, prepared by [ATEC Environmental] regarding the real properties located in Sedgwick County, Kansas and St. Charles County, Missouri.

                                    EXHIBIT A

                                 TERM LOAN NOTE

                                    EXHIBIT B

                               SECURITY AGREEMENT
                                   (Equipment)

                                    EXHIBIT C

                                 KANSAS MORTGAGE

                                    EXHIBIT D

                             MISSOURI DEED OF TRUST

                                    EXHIBIT E


                                      , 19



Magna Bank, National Association
One Magna Place
1401 South Brentwood Blvd.
St. Louis, Missouri  63144
Attention:  Patricia A. O'Herin

Gentlemen:

         Reference is hereby made to that certain Revolving Credit and Term Loan Agreement dated August 15, 1996, by and between you and the undersigned (as from time to time amended, the "Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

         The undersigned hereby certifies to you that as of the date hereof:

             (a) all of the representations and warranties set forth in Section 7 of the Agreement are true and correct;

             (b) no violation or breach of any of the affirmative covenants set forth in Section 8.01 of the Agreement has occurred and is continuing;

             (c) no violation or breach of any of the negative covenants set forth in Section 8.02 of the Agreement has occurred and is continuing;

             (d) no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing;

             (e) the  financial  statements  of  Borrower  and its  Consolidated
     Subsidiaries delivered to you with this letter are true, correct and complete and have been prepared in accordance with generally accepted accounting principles consistently applied; and

             (f) the financial covenant information set forth in Schedule 1 to this letter is true and correct.

                                            Very truly yours,

                                            LEONARD'S METAL, INC.



                                             By
                                             Title:

                                   SCHEDULE 1

                         Financial Covenant Information
                                   as of , 19


Financial Covenant                                   Actual            Required

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of the 15th day of January, 1997, by and between LEONARD'S METAL, INC., a Missouri corporation ("Borrower"), and MAGNA BANK, NATIONAL ASSOCIATION, a national banking association ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have heretofore entered into that certain Loan Agreement dated August 15, 1996 (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment) pursuant to which Lender, among other things, made a Term Loan to Borrower in the original principal amount of $2,600,000.00; and

         WHEREAS,   the   unpaid   principal   balance   of  the  Term  Loan  is
$2,250,000.00; and

         WHEREAS, Borrower and Lender desire to amend the Loan Agreement to modify the repayment schedule of the remaining principal balance of the Term Loan;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         A. The fourth sentence of Section 4.01 of the Loan Agreement is hereby amended to provide as follows:

                  Principal on the Term Loan Note shall be payable in thirty-five (35) consecutive monthly installments as follows:
                  Two (2) equal consecutive monthly installments in the amount of Fifty Thousand Dollars ($50,00.00) each, due and payable on September 15, 1996 and October 15, 1996; two (2) equal consecutive monthly installments in the amount of One Hundred Twenty-Five Thousand Dollars ($125,000.00) each, due and payable on November 15, 1996 and December 15, 1996; three (3) equal consecutive monthly installments in the amount of Fifty Thousand Dollars ($50,00.00) each, due and payable on January 15, 1997, February 15, 1997 and March 15, 1997; seven (7)
                  equal consecutive monthly installments in the amount of One Hundred Fifty Thousand Dollars ($150,000.00) each, due and payable commencing April 15, 1997 through October 15, 1997; twenty (20) equal consecutive monthly installments in the amount of Fifty Thousand Dollars ($50,000.00) each, due and payable commencing November 15, 1997 through June 15, 1999; and a final installment in the amount of the then outstanding and unpaid principal balance of the Term Loan Note due and payable on July 15, 1999.

         2. Borrower shall execute and deliver to Lender an Amended and Restated Term Loan Note in the form of Exhibit A attached hereto (the "Amended and Restated Term Loan Note").

         3. Borrower hereby agrees to reimburse Lender upon demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and all other agreements, documents, instruments and certificates relating to the amendment of Borrower's existing credit facilities with Lender (collectively, the "Loan Documents").

         4. All references in the Loan Agreement and the other Transaction Documents to "the Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment. All references in the Loan Agreement and the other Transaction Documents to the "Term Loan Note" and any other references of similar import shall henceforth mean the Term Loan Note as amended and restated by the Amended and Restated Term Loan Note.

         5. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         6. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

         7. Borrower hereby represents and warrants to Lender that:

                  (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official;

                  (b) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                  (c) as of the date of this Amendment, all of the representations and warranties of Borrower set forth in the Loan Agreement and the other Transaction Documents are true and correct in all material respects and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

         8. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

         9. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         10. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

         IN WITNESS WHEREOF, Borrower and Lender have executed this First Amendment to Loan Agreement effective as of January 15, 1997.


                                  LEONARD'S METAL, INC.


                                  By
                                  Title:

                                  MAGNA BANK, NATIONAL ASSOCIATION


                                  By
                                  Title:

                         CONSENT OF SUBORDINATE CREDITOR

         The undersigned hereby consents to the terms, provisions and conditions contained in the foregoing First Amendment to Loan Agreement dated January 15, 1997, by and between LEONARD'S METAL, INC. ("Borrower") and MAGNA BANK, NATIONAL ASSOCIATION ("Lender") (the "First Amendment to Loan Agreement"). The undersigned acknowledges and agrees that (i) the execution and delivery of the First Amendment to Loan Agreement by Borrower to Lender will not adversely affect or impair any of the subordination or other provisions contained in that certain Subordination Agreement dated August 15, 1996 and executed by the undersigned in favor of Lender with respect to the indebtedness of Borrower to the undersigned (the "Subordination Agreement"), (ii) all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated August 15, 1996, by and between Borrower and Lender, as amended by the First Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended or renewed) constitute "Lender Indebtedness" as defined in and within the meaning of the Subordination Agreement and (iii) the Subordination Agreement is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

         Executed as of the 15th day of January, 1997.



                                         Lawrence J. LeGrand, Trustee of the
                                         Dennis M. McDaniel Trust dated 12/22/88

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of the 1st day of November, 1997, by and between LEONARD'S METAL, INC., a Missouri corporation ("Borrower"), and MAGNA BANK, NATIONAL ASSOCIATION, a national banking association ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have heretofore entered into that certain Loan Agreement dated August 15, 1996, as amended by that certain First Amendment to Loan Agreement dated January 15, 1997 (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment) pursuant to which Lender, among other things, made a Term Loan to Borrower in the original principal amount of $2,600,000.00; and

         WHEREAS,   the   unpaid   principal   balance   of  the  Term  Loan  is
$1,000,000.00; and Borrower has requested that Lender loan Borrower the additional amount of $2,500,000.00, which Lender has agreed to do; and

         WHEREAS, Borrower and Lender desire to amend the Loan Agreement to provide for the increase in the Term Loan and to modify the repayment schedule applicable thereto;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. Section 4.01 of the Loan Agreement is hereby amended to provide in its entirety as follows:

                           4.01 Commitment of Bank. Bank has heretofore made Borrower a term loan in the original principal amount of $2,600,000.00 (the "Original Term Loan"). As of November 1, 1997, the outstanding principal balance of the Original Term Loan is $1,000,000.00. Bank agrees to make Borrower an additional term loan in the principal amount of $2,500,000.00, which loan shall be consolidated with the Original Term Loan and, as consolidated, shall be referred to as the "Term Loan". The Term Loan shall be evidenced by the Second Amended and Restated Promissory Note of Borrower dated November 1, 1997 and payable to the order of Bank in the principal amount of $3,500,000.00 (as the same may from time to time be amended, modified, extended or renewed, the "Term Loan Note"). Interest on the Term Loan Note shall be calculated as provided in Section 4.02. Principal and interest on the Term Loan Note shall be payable in thirty-six (36) consecutive monthly installments as follows: thirty-five (35) equal consecutive monthly installments of principal and interest in the amount of $44,585.52 each, due and payable on the first day of each month commencing December 1, 1997 through October 1, 2000; and a thirty-sixth (36th) and final installment in the amount of the then outstanding and unpaid principal balance of the Term Loan Note plus accrued and unpaid interest thereon due and payable on November 1, 2000.

         2. Section 4.02 of the Loan Agreement is hereby amended to provide in its entirety as follows:

                           4.02 Interest Rates. So long as no Event of Default has been declared by Bank and is continuing, the Term Loan Note shall bear interest at a rate per annum equal to Nine Percent (9.00%) per annum. From and after the declaration of an Event of Default by Bank, so long as such Event of Default has not been cured or waived in writing by Bank, and from and after maturity of the Term Loan Note, whether by reason of acceleration or otherwise, the unpaid principal balance of the Term Loan Note shall bear interest until paid at a rate per annum equal to Eleven Percent (11.00%). Interest shall be computed with respect to the Term Loan Note on an actual day, 360-day year basis.

         3. Notwithstanding any provision contained herein to the contrary, this Amendment shall not be deemed to be effective and Lender shall have no obligation hereunder unless and until Borrower shall have effected payment to Lender of an amount sufficient to reduce the outstanding principal balance of the Original Term Loan to $1,000,000.00 and shall have effected payment to Lender of all accrued and unpaid interest on the Original Term Loan through October 31, 1997.

         4. Borrower shall execute and deliver to Lender the Second Amended and Restated Term Loan Note in the form of Exhibit A attached hereto.

         5. Borrower hereby agrees to reimburse Lender upon demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and all other agreements, documents, instruments and certificates relating to the amendment of Borrower's existing credit facilities with Lender (collectively, the "Loan Documents").

         6. All references in the Loan Agreement and the other Transaction Documents to "the Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment. All references in the Loan Agreement and the other Transaction Documents to the "Term Loan Note" and any other references of similar import shall henceforth mean the Term Loan Note as amended and restated by the Second Amended and Restated Term Loan Note.

         7. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         8. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

         9. Borrower hereby represents and warrants to Lender that:

                           (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official;

                           (b) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                           (c) as of the  date  of  this  Amendment,  all of the
                  representations and warranties of Borrower set forth in the Loan Agreement and the other Transaction Documents are true and correct in all material respects and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

         10. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

         11. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         12. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

         IN WITNESS WHEREOF, Borrower and Lender have executed this First Amendment to Loan Agreement effective as of November 1, 1997.


                                     LEONARD'S METAL, INC.


                                     By
                                     Title:


                                     MAGNA BANK, NATIONAL ASSOCIATION


                                     By
                                     Title:

                         CONSENT OF SUBORDINATE CREDITOR


         The undersigned hereby consents to the terms, provisions and conditions contained in the foregoing Second Amendment to Loan Agreement dated November 1, 1997, by and between LEONARD'S METAL, INC. ("Borrower") and MAGNA BANK, NATIONAL ASSOCIATION ("Lender") (the "Second Amendment to Loan Agreement"). The undersigned acknowledges and agrees that (i) the execution and delivery of the First Amendment to Loan Agreement by Borrower to Lender will not adversely affect or impair any of the subordination or other provisions contained in that certain Subordination Agreement dated August 15, 1996 and executed by the undersigned in favor of Lender with respect to the indebtedness of Borrower to the undersigned (the "Subordination Agreement"), (ii) all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated August 15, 1996, by and between Borrower and Lender, as amended by the Second Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended or renewed) constitute "Lender Indebtedness" as defined in and within the meaning of the Subordination Agreement and (iii) the Subordination Agreement is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

         Executed as of the 1st day of November, 1997.




                                        Lawrence J. LeGrand, Trustee of the
                                        Dennis M. McDaniel Trust dated 12/22/88

                         CONSENT OF LMI FINISHING, INC.

         The undersigned hereby consents to the terms, provisions and conditions contained in the foregoing Second Amendment to Loan Agreement dated November 1, 1997, by and between LEONARD'S METAL, INC. ("Borrower") and MAGNA BANK, NATIONAL ASSOCIATION ("Lender") (the "Second Amendment to Loan Agreement"). The undersigned acknowledges and agrees that (i) the execution and delivery of the Second Amendment to Loan Agreement by Borrower to Lender will not adversely affect or impair any of the provisions or obligations contained in that certain Security Agreement (Equipment) dated August 15, 1996 and executed by the undersigned in favor of Lender with respect to the indebtedness of Borrower to Lender (the "Security Agreement"), (ii) all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated August 15, 1996, by and between Borrower and Lender, as amended by the Second Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended or renewed) constitute "Obligations" as defined in and within the meaning of the Security Agreement and (iii) the Security Agreement is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

         Executed as of the 1st day of November, 1997.

                                        LMI FINISHING, INC.


                                        By_____________________________________
                                        Title:_________________________________

                                    EXHIBIT A

                                     SECOND
                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

Borrower:    LEONARD'S METAL, INC.,         Lender:  Magna Bank, N.A.
             a Missouri Corporation         Brentwood Banking Center
             (TIN:  43-1309065)             One Magna Place
             3030 Highway 94                1401 South Brentwood Blvd
             St. Louis, MO  63302           St. Louis, MO  63144



Principal Amount:   $3,500,000.00        Date of Original Note:  August 15, 1996

         Date of this Second Amended and Restated Note: November 1, 1997

RECITALS: LEONARD'S METAL, INC., a Missouri corporation ("Borrower") has previously executed and delivered to Magna Bank, N.A. ("Lender"), its Promissory Note dated August 15, 1996 in the original principal amount of $2,600,000.00, as amended by that certain Amended and Restated Promissory Note dated January 15, 1997 (the "Original Note").

The current balance of the Original Note is $1,000,000.00 and Borrower has requested, and Lender has extended, an additional loan to Borrower in the principal amount of $2,500,000.00.

This Second Amended and Restated Promissory Note constitutes an amendment and restatement of the Original Note.

PROMISE TO PAY: Borrower promises to pay to Lender, or order, in lawful money of the United States of America, the principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), together with interest on the unpaid principal balance from November 1, 1997, until paid in full, at an interest rate of 9.000 per annum.

PAYMENT: Borrower will pay this loan in accordance with the following payment schedule:

         Thirty-five (35) consecutive monthly payments of principal and interest of $44,585.52 each, due on the first day of each month beginning December 1, 1997 through October 1, 2000 and a thirty-sixth (36th) and final payment due on November 1, 2000 in the amount of the unpaid principal balance plus accrued and unpaid interest.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT: Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal amount due and may result in Borrower making fewer payments.

LATE CHARGE: If a payment (other than the final balloon payment) is sixteen (16) days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. To the extent any provision of this section is inconsistent with the provisions of the Loan Agreement dated August 15, 1996, between Borrower and Lender, as the same may be amended from time to time, the provisions of the Loan Agreement shall govern. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due; (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender; (c) any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished; (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws; (e) any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest (this includes a garnishment of any of Borrower's accounts with Lender); (f) a material adverse change occurs in Borrower's financial condition.

LENDER'S RIGHTS: Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 2.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will also pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Missouri. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of St. Louis County, the State of Missouri. This Note shall be governed by and construed in accordance with the laws of the State of Missouri.

RIGHT OF SETOFF: Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation, all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL: This Note is secured by a Deed of Trust executed on August 15, 1996, to a trustee in favor of Lender on real property located at 3600 Mueller Road and 3030 Highway 94 North in St. Charles County, State of Missouri, and a Mortgage to Lender executed on August 15, 1996, on real property located at 2629 Esthner Court in Sedgwick County, State of Kansas, all the terms and conditions of which are hereby incorporated and made a part of this Note. The Deed of Trust and Mortgage each secures future advances up to a maximum principal amount of $3,500,000.00. The Deed of Trust is governed by R.S.Mo. Section 443.055.

GENERAL PROVISIONS: Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM
MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER:

LEONARD'S METAL, INC., a Missouri Corporation



By:
     Ronald S. Saks, President

                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of the 30th day of March, 1998, by LMI AEROSPACE, INC., formerly known as Leonard's Metal, Inc., a Missouri corporation, LMI FINISHING, INC., a Missouri corporation, LMI ACQUISITION, INC., a Missouri corporation, as co-obligors and co-borrowers and not as sureties or accommodation parties (said corporations being jointly and severally referred to herein as "Borrower"), and MAGNA BANK, NATIONAL ASSOCIATION, a national banking association ("Lender").

                              W I T N E S S E T H:

         WHEREAS, LMI Aerospace, Inc. and Lender have heretofore entered into that certain Loan Agreement dated August 15, 1996, as amended by that certain First Amendment to Loan Agreement dated January 15, 1997 and that certain Second Amendment to Loan Agreement dated November 1, 1997 (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

         WHEREAS, Borrower has requested that Lender loan Borrower up to the additional amount of $15,000,000.00 in the form of a revolving credit facility which Lender has agreed to do; and

         WHEREAS, Borrower and Lender desire to amend the Loan Agreement to provide for such facility, to add LMI Finishing, Inc. and LMI Acquisition, Inc. as co-obligors with respect to the Reimbursement Agreement and the Term Loan, and to modify certain other provisions of the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. All references in the Loan Agreement and the other Transaction Documents to the "Borrower" and any other references of similar import shall henceforth mean collectively LMI Aerospace, Inc., LMI Finishing, Inc. and LMI Acquisition, Inc., whose liability with respect to all of Borrower's Obligations shall be joint and several.

         2. Section 2 of the Loan Agreement is hereby amended by adding the following new definitions:

         Applicable Percentage shall mean the applicable percentage amount indicated below based upon the Cash Flow Leverage Ratio of Borrower as of the end of any given fiscal quarter, with any change in the Applicable Percentage to be effective as of the first day of the next succeeding fiscal quarter:

                                         Applicable                   Applicable
      Cash Flow                          Percentage                   Percentage
      Leverage Ratio                      (Prime)                       (LIBOR)

      Less than 2.0:1.0                  (0.50%)                          1.40%

      Equal to or greater than
      2.0:1.0 but less than or equal
      to 2.75:1.0                        (0.25%)                          1.65%

      Greater than 2.75:1.0 but
      less than or equal to
      3.25:1.0                           -0-                              2.15%

      Greater than 3.25:1.0              0.25%                            2.40%

         Cash Flow Leverage Ratio shall mean the ratio of Senior Funded Debt as of the last day of any fiscal quarter to Consolidated EBITDA for the period of four consecutive fiscal quarters then ended.

         Consolidated  EBITDA  shall mean for the period in question  the sum of
         (a) the after-tax net income (or loss) of Borrower and its Consolidated Subsidiaries for the period in question (exclusive of extraordinary gains and/or losses and gains and/or losses from the sale or other disposition of assets other than in the ordinary course of business), plus (b) to the extent deducted in determining net income, the sum of
         (i) all gross interest expense of Borrower and its Consolidated Subsidiaries during each period, plus (ii) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower and its Consolidated Subsidiaries during such period (whether paid or deferred), plus (iii) all depreciation and amortization expenses of Borrower and its Consolidated Subsidiaries during such period, all determined on a consolidated basis.

         Eligible Accounts shall mean all trade accounts receivable of Borrower which have been invoiced by Borrower or which constitute "unbilled shippers" except for those which remain unpaid for more than ninety
         (90) days after their invoice dates.

         Eligible Inventory shall mean all inventory of Borrower, valued at the lower of cost or market value.

         LIBOR shall mean, as of any date, the highest London Interbank Offered Rate reported for one (1) month in the Money Rates column or any successor column of The Wall Street Journal based on the British Banker's Association average of interbank offered rates for dollar deposits in the London market based on quotations at 16 major banks.

         Revolving Credit Period shall mean the period commencing on March 30, 1998 and ending March 30, 2000.

         Senior Funded Debt shall mean the aggregate outstanding principal balance of all indebtedness for borrowed money of Borrower and its Consolidated Subsidiaries.

         Triggering Event shall be deemed to have occurred as of the last day of any fiscal quarter of Borrower for which the Cash Flow Leverage Ratio equals or exceeds 3.0:1.0.

         3. The Loan  Agreement is hereby  amended by adding the  following  new
Section 4A:

         SECTION 4A. THE REVOLVING CREDIT LOANS.

         4.01A. Revolving Credit Loans.

             (a) Subject to the terms and conditions of this Agreement, during the Revolving Credit Period of this Agreement, and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Lender hereby agrees to make such loans (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") to Borrower as Borrower may from time to time request pursuant to Section 4.02A. Until such time as a Triggering Event occurs, the aggregate principal amount of Revolving Credit Loans which Lender shall be required to have outstanding under this Agreement at any one time shall not exceed $15,000,000.00. From and after the occurrence of a Triggering Event, the aggregate principal amount of Revolving Credit Loans which Lender shall be required to have outstanding under this Agreement at any one time shall not exceed the lesser of (A) $15,000,000.00 or (B) the Borrowing Base. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay and reborrow such sums from Lender, provided, however, that in no event may the aggregate outstanding principal amount of Revolving Credit Loans on any given day exceed the applicable amount specified in the preceding sentence. All Revolving Credit Loans not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon, shall be due and payable on the last day of the Revolving Credit Period.

             (b) For purposes of this Agreement, the "Borrowing Base" shall mean the sum of:

                  (i) Eighty-Five Percent (85%) of the face amount of all then existing Eligible Accounts; plus

                  (ii) the sum of (A) Fifty Percent (50%) of the Eligible Inventory of Borrower consisting of finished goods, (B) Thirty Percent (30%) of the Eligible Inventory of Borrower consisting of work in process, and (C) Sixty-Five Percent (65%) of the Eligible Inventory of Borrower consisting of raw materials.

         (c) Borrower shall deliver to Lender monthly by the fifteenth (15th) day of each month (calculated as of the close of business of the prior month) a collateral report in the form of Exhibit F attached hereto and incorporated herein by reference (or in such other form as Lender shall require from time to time) (a "Collateral Report") setting forth:

                  (i) the Borrowing Base and its components as of the end of the immediately preceding month;

                  (ii) the aggregate principal amount of all Revolving Credit Loans outstanding as of the end of the immediately preceding month; and

                  (iii) the difference,  if any,  between the Borrowing Base and
          the  aggregate   principal   amount  of  all  Revolving  Credit  Loans
          outstanding as of the end of the immediately preceding month.

             The Borrowing Base shown in such Collateral Report shall be and remain the Borrowing Base hereunder until the next Collateral Report is delivered to Lender, at which time the Borrowing Base shall be the amount shown in such subsequent Collateral Report. Each Collateral Report shall be certified as to truth and accuracy by the president or the chief financial officer of Borrower.

             (d) If at any time after the occurrence of a Triggering Event, the aggregate outstanding principal amount of the Revolving Credit Loans is greater than the Borrowing Base as shown on the most recent Collateral Report, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate outstanding principal amount of the Revolving Credit Loans to the amount of the Borrowing Base.

         4.02A. Procedure for Borrowing. (a) Borrower shall give oral or written notice (a "Borrowing Notice") to Lender by 2:00 p.m. (St. Louis time) on the Business Day of each Revolving Credit Loan, specifying:

                  (i) the date of such Revolving Credit Loan, which shall be a Business Day,

                  (ii) the aggregate principal amount of such Revolving Credit Loan,

                  (iii) that on the date of, and after giving effect to, such Revolving Credit Loan, no Default or Event of Default under this Agreement has occurred and is continuing, and

                  (iv) that on the date of, and after giving effect to, such Revolving Credit Loan, all of the representations and warranties of Borrower contained in this Agreement and in the other Transaction Documents are true and correct in all material respects on and as of such date of such Revolving Credit Loan as if made on and as of the date of such Revolving Credit Loan.

             (b) Lender shall make the proceeds of the applicable Revolving Credit Loan available to Borrower by transferring the amount of such Revolving Credit Loan to such account maintained with Lender as Borrower shall specify in the Borrowing Notice, not later than 2:30 p.m. (St. Louis time) on the Business Day specified in said Borrowing Notice.

             (c) Borrower hereby irrevocably authorizes Lender to rely on telephonic, telegraphic, telecopy, telex or written instructions of Ronald
     S. Saks or Lawrence E. Dickinson (or any other individual from time to time authorized to act on behalf of Borrower pursuant to a resolution adopted by the Board of Directors of Borrower and certified by the Secretary of Borrower and delivered to Lender) with respect to any request to make a Revolving Credit Loan or a repayment hereunder, and on any signature which Lender believes to be genuine, and Borrower shall be bound thereby in the same manner as if such person were actually authorized or such signature were genuine. Borrower also hereby agrees to indemnify Lender and hold Lender harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of or in connection with the acceptance of instructions for making Revolving Credit Loans or repayments hereunder, except for such of the foregoing as result directly from Lender's gross negligence or willful misconduct.

         4.03A. Revolving Credit Note. (a) The Revolving Credit Loans of Lender to Borrower shall be evidenced by a Promissory Note of Borrower dated the date hereof and payable to the order of Lender in the principal amount of $15,000,000.00, which Promissory Note shall be in substantially the form of Exhibit G attached hereto and incorporated herein by reference (as the same may from time to time be amended, modified extended or renewed, the "Revolving Credit Note").

             (b) Lender shall record the date, amount, type and maturity of each Revolving Credit Loan made by it and the date and amount of each payment of principal made by Borrower with respect thereto in Lender's books and records. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         4.04A. Interest Rates. (a) So long as no Event of Default under this Agreement has been declared by Lender and is continuing, all Revolving Credit Loans shall bear interest prior to maturity at a rate per annum equal to the Applicable Percentage over and above the Prime Rate or LIBOR, as elected by Borrower from time to time (fluctuating as and when the Prime Rate or LIBOR, as applicable, shall change). So long as any Event of Default under this Agreement has been declared by Lender and is continuing, each Revolving Credit Loan shall bear interest prior to maturity at a rate per annum equal to Two Percent (2.0%) over and above the rate applicable immediately preceding such Event of Default. Interest on Revolving Credit Loans shall be payable monthly in accordance with the terms of the Revolving Credit Note, and at the maturity of the Revolving Credit Note, whether by reason of acceleration or otherwise. From and after the maturity of the Revolving Credit Note, whether by reason of acceleration or otherwise, each Revolving Credit Loan shall bear interest payable on demand until paid at a rate per annum equal to Two Percent (2.0%) over and above the rate applicable immediately preceding maturity.

             (b) Lender shall calculate the interest accrued with respect to each Revolving Credit Loan hereunder and its determination thereof shall be conclusive in the absence of manifest error.

         4.05A. Collateral for Revolving Credit Loans. Until such time as a Triggering Event occurs, the Revolving Credit Loans shall be unsecured. From and after the occurrence of a Triggering Event, the Revolving Credit Loans shall be secured by the Collateral, which shall include, but not be limited to, the accounts receivable and inventory of the Borrower, and the proceeds and products thereof, as more particularly described in the form of Security Agreement attached hereto as Exhibit H (the "Security Agreement (Receivables and Inventory)").

         3. Section 8.01(g) of the Loan Agreement is hereby amended to provide in its entirety as follows:

             (g) Maintenance of Books and Records. Borrower and each Subsidiary of Borrower will maintain its books and records in accordance with generally accepted accounting principals consistently applied and in which true, correct and complete entries will be made of all its dealings and transactions. Each Borrower shall maintain detailed and accurate records of proceeds of the Term Loan and the Revolving Credit Loans (i) received by it from Lender, (ii) transferred from it to any other Borrower, and (iii) received by it from another Borrower. Each Borrower acknowledges that its ability to obtain advances hereunder is made possible by the fact that it is a co-borrower under this Agreement and the other Transaction Documents and that each Borrower is engaged in a common enterprise. Each Borrower agrees that (i) the business operations of each Borrower are interrelated and complement one another, and such entities have a common business purpose, and (ii) the proceeds of the Term Loan, the Letter of Credit and each Revolving Credit Loan hereunder will benefit each Borrower, severally and jointly, regardless of which Borrower requests or receives part or all of any advance hereunder.

         4. Section 8.01(i) of the Loan Agreement is hereby amended to provide in its entirety as follows:

                  (i) Financial Covenants. Borrower will:

                  (i) Maintain a Consolidated Tangible Net Worth of at least $15,000,000.00, which minimum Consolidated Tangible Net Worth shall increase as of the end of each fiscal year of Borrower, commencing with the fiscal year ending December 31, 1998, by an amount equal to Seventy-Five (75%) of the after-tax net income shown on Borrower's consolidated financial statements for such fiscal year, such required increases to be cumulative for each fiscal year;

                  (ii) Have Consolidated EBITDA of at least $10,500,000.00 for each fiscal year of Borrower;

                  (iii) Deliver a certificate of the principal financial officer of Borrower containing the financial calculations required in clauses
          (i) and (ii) above simultaneously with the financial statements referred to in Sections 8.01(a)(i) and (ii).

         5. Section 8.02(a) of the Loan Agreement is hereby amended by deleting clause (iii) thereof referencing permitted indebtedness to Norwest Business Credit, Inc., in the principal amount not to exceed $8,500,000.00.

         6. Section 8.02(m) of the Loan Agreement is hereby amended to provide in its entirety as follows:

             (m) Change in Nature or Ownership of Business. Neither Borrower nor any Subsidiary of Borrower will make or permit any material change in the nature or ownership of its business. In the case of Borrower, a material change in ownership shall mean a sale of more than Forty-Three Percent (43%) of the equity of Borrower.

         7. Section 9 of the Loan Agreement is amended by adding the following new Section 9.19:

         9.19. An "Event of Default" (as defined therein) shall occur under or within the meaning of the Security Agreement (Receivables and Inventory).

         8. Schedule 7.10 to the Loan Agreement is amended by deleting the reference to Borrower's indebtedness to Norwest Business Credit, Inc.

         9. Schedule 7.12 to the Loan Agreement is amended by deleting the reference to UCC-1 Financing Statements filed by Norwest Business Credit, Inc. Borrower acknowledges and agrees that it is not permitted to grant any Lien upon any of its Property, assets or revenues which secured its indebtedness to Norwest Business Credit, Inc., other than in favor of Lender.

         10. Borrower shall execute and deliver to Lender the Revolving Credit Note, the Security Agreement (Receivables and Inventory) and such UCC-1 financing statements as Lender shall require. The UCC-1 financing statements shall be held in escrow, subject to an escrow agreement in form and substance acceptable to Lender pursuant to which such financing statements will not be filed unless and until a Triggering Event occurs. In addition, Borrower will execute any and all further agreements, documents and instruments, and take any and all further actions which may be required under applicable law, or which Lender may from time to time reasonably request, in order to effectuate the transactions herein contemplated, including, but not limited to, such amendments to the Term Loan Note and the Reimbursement Agreement as Lender may require.

         11. Borrower will deliver to Lender as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, a calculation of its Cash Flow Leverage Ratio as of the end of such fiscal quarter, certified by the principal financial officer of Borrower.

         12. Borrower hereby agrees to reimburse Lender upon demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and all other agreements, documents, instruments and certificates relating to the amendment of Borrower's existing credit facilities with Lender (collectively, the "Loan Documents").

         13. All references in the Loan Agreement and the other Transaction Documents to "the Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

         14. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         15. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

         16. Borrower hereby represents and warrants to Lender that:

             (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official;

             (b) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and
     (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

             (c) as of the date of this Amendment, all of the representations and warranties of Borrower set forth in the Loan Agreement and the other Transaction Documents are true and correct in all material respects and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

         17. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

         18. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         19. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Third Amendment to Loan Agreement effective as of March 30, 1998.


                                         LMI AEROSPACE, INC. (formerly known as
                                         Leonard's Metal, Inc.)


                                         By
                                         Title:


                                         LMI FINISHING, INC.


                                         By
                                         Title:


                                         LMI ACQUISITION, INC.


                                         By
                                         Title:


                                         MAGNA BANK, NATIONAL ASSOCIATION


                                         By
                                         Title:

                                    EXHIBIT F

                           BORROWING BASE CERTIFICATE

         Reference is hereby made to that certain Loan Agreement dated as of August 15, 1996, by and among LMI Aerospace, Inc., formerly known as Leonard's Metal, Inc., LMI Finishing, Inc. and LMI Acquisition, Inc. (collectively, the "Borrower") and Magna Bank, National Association ("Bank"), as amended (the "Loan Agreement"). All terms used herein which are defined in the Loan Agreement shall have the same meaning herein as in the Loan Agreement.

         Borrower hereby reaffirms all warranties made in the Loan Agreement and certifies and warrants that Borrower holds subject to the security interest of Bank granted pursuant to the Loan Agreement, as of , the following collateral (all inventory being shown at the lower cost or market value):

A.   Total finished goods Inventory              $_______________
     Eligible finished goods Inventory to
     be included in the Borrowing Base (50%)                       $____________

B.   Total work in process Inventory             $_______________
     Eligible work in process Inventory
     to be included in the Borrowing Base
     (30%)                                                         $____________

C.   Total raw materials Inventory               $_______________
     Eligible raw materials Inventory
     to be included in the Borrowing
     Base (65%)                                                   $_____________

      Total Accounts                             $_______________
     Less Accounts over 90 days                  ($______________)
     Eligible Accounts                           $_______________
     Eligible Accounts to be included in
      the Borrowing Base (85%)                                    $_____________

E.   Total eligible collateral (A+B+C+D)                          $_____________

F.   Current loan balance                        $_______________

G.   Excess eligible collateral (E-F)                             $_____________

         Borrower further certifies and warrants to Bank that no Default or Event of Default is existing at the date of this Certificate and, to the best of the knowledge and belief of the officer of the Borrower executing this Certificate, there has not been (except as may otherwise be indicated below) any change since the computation date specified above which will materially reduce the amount shown above if such amounts were computed as of the date of this Certificate.


                                     LMI AEROSPACE, INC.


Dated:                               By:
                                     Title:

                                     LMI FINISHING, INC.


                                     By:
                                     Title:


                                     LMI ACQUISITION, INC.


                                     By:
                                     Title:

                                    EXHIBIT G

                              REVOLVING CREDIT NOTE

                                    EXHIBIT H

                               SECURITY AGREEMENT

                       (ACCOUNTS RECEIVABLE AND INVENTORY)


         I. Grant of Security Interest. The undersigned, ("Borrower"), for value received, effective upon the occurrence of a Triggering Event (as hereinafter defined) sells, assigns, transfers, conveys and mortgages to MAGNA BANK,
NATIONAL ASSOCIATION ("Secured Party") and grants Secured Party a continuing security interest in all of Borrower's right, title and interest in and to the following described property and any and all additions, accessions and substitutions thereto or therefor (hereinafter collectively referred to as the "Collateral"):

             (a) All accounts, contract rights, chattel paper, documents, instruments, general intangibles and other forms of obligation and other rights to the payment of money and all of Borrower's rights in, to and under all purchase orders received by Borrower, now owned or which may hereafter be created by Borrower (hereinafter collectively referred to as "Accounts"),

             (b) All of Borrower's inventory, including without limitation all goods, merchandise, materials, raw materials, components, work in progress, finished goods and other tangible personal property, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for services or used or consumed in Borrower's business, and all additions, accessions and substitutions thereto or therefor and any documents of title representing any thereof (hereinafter collectively referred to as "Inventory"), and

             (c) All proceeds, including without limitation proceeds which constitute property of the types described in (a) and (b) above and insurance proceeds, and all products, of (a) and (b) above, and any indemnities, warranties and guaranties payable by reason of loss or damage to or otherwise with respect to any of the foregoing items;

to  secure  the  payment  of (i)  any  and  all  indebtedness,  liabilities  and obligations of Borrower to Secured Party under any note or notes of Borrower evidencing any loan or advance now or hereafter made by Secured Party to Borrower, (ii) any and all indebtedness, liabilities and obligations of Borrower under this Agreement, (iii) any and all other indebtedness, liabilities and obligations of Borrower to Secured Party of every kind and character, now existing or hereafter arising, absolute or contingent, joint or several or joint and several, otherwise secured or unsecured, due or not due, direct or indirect, expressed or implied in law, contractual or tortious, liquidated or unliquidated, at law or in equity, or otherwise, and whether heretofore or hereafter incurred or given by Borrower as principal, surety, endorser, guarantor or otherwise, and whether created directly or acquired by Secured Party by assignment or otherwise and (iv) any and all costs of collection, legal expenses and attorneys' fees and expenses incurred by Secured Party upon the occurrence of an Event of Default under this Agreement, in collecting or enforcing payment of any such indebtedness, liabilities or obligations or in preserving, protecting or realizing on the Collateral hereunder or in representing Secured Party in connection with bankruptcy or insolvency proceedings (hereinafter collectively referred to as the "Obligations").

The term "Triggering Event" shall have the meaning ascribed to it in that certain Loan Agreement dated August 15, 1996 by and between Borrower and Secured Party, as amended by that certain Third Amendment to Loan Agreement dated as of March 30, 1998, and as the same may be further modified or amended (the "Loan Agreement").

         II. Covenants. Borrower hereby represents, warrants, covenants and agrees that:

             (a) Borrower is a corporation and (i) it is duly organized, validly existing and in good standing under the laws of the State of Missouri, (ii) it has full corporate power and authority to borrow money from Secured Party and to grant to Secured Party a security interest in the property hereby stated to be granted, (iii) the officer(s) of Borrower executing this Agreement have been duly elected and qualified and have been duly authorized and empowered to execute, deliver and perform the terms of this Agreement on behalf of Borrower and (iv) the execution, delivery and performance of this Agreement by Borrower do not and will not violate any of the terms or provisions of the Articles or Certificate of Incorporation or By-Laws of Borrower; (b) the execution, delivery and performance of this Agreement by Borrower do not and will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or the terms of any indenture, agreement, document, instrument or undertaking to which Borrower is a party or by which it is bound; (c) no financing statement (other than any which may be filed on behalf of Secured Party) covering any of the Collateral is now or will be on file in any public office during the term of this Agreement; (d) all information furnished to Secured Party by Borrower concerning the Collateral or the financial condition of Borrower for the purposes of obtaining credit hereunder is, or will be, at the time furnished, true, correct and complete; (e) that except for the security interest granted hereby, Borrower is, or, as to Collateral acquired after the date hereof, will be, the sole and absolute owner of the Collateral, free and clear of any and all liens, claims, security interests and encumbrances, and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (f) Borrower's principal place of business and the location of the office where it keeps its books and records respecting the Accounts is that given at the end of this Agreement and all other places of business of Borrower or locations of its Inventory are listed on Exhibit A attached hereto and incorporated herein by reference. If Borrower changes its principal place of business, or the location of any of the Inventory, or the location of the office where it keeps its books and records respecting the Accounts, or acquires any other places of business, it will immediately notify Secured Party in writing; and (g) none of the Accounts is evidenced by a promissory note or other instrument.

         III. Collection, Preservation and Disposition of Collateral. Until such time as Secured Party shall notify Borrower of the revocation of such power and authority (which right of revocation Secured Party may exercise only after the occurrence of an Event of Default hereunder), Borrower:

             (a) May, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts for service any of the Inventory normally held by Borrower for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by Borrower for such purpose;

             (b) Will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any Accounts, and shall take such action with respect to collection of Accounts as Secured Party may reasonably request or, in the absence of such request, as Borrower may deem advisable; and

             (c) May grant, in the ordinary course of business, to any party obligated on any Account (an "Account Debtor"), any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account. Secured Party may, however, at any time after the occurrence of an Event of Default hereunder, notify any Account Debtor to make payment to Secured Party of any amounts due or to become due thereunder and enforce collection of any of the Accounts by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of Secured Party (which request may be made only after the occurrence of an Event of Default hereunder), Borrower will, at its own expense, notify any Account Debtor to make payment to Secured Party of any amounts due or to become due thereunder.

         At all times after the occurrence of an Event of Default hereunder, unless Secured Party shall otherwise direct Borrower in writing, Borrower will:

             (a) Forthwith upon receipt transmit and deliver to Secured Party, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by Secured Party) which may be received by Borrower at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as Secured Party may otherwise consent in writing, any such items which may be received by Borrower will not be commingled with any other of Borrower's funds or property, but will be held separate and apart from Borrower's own funds and property and upon express trust for Secured Party until delivery is made to Secured Party. Borrower will comply with the terms and conditions of any consent given by Secured Party pursuant to the provisions of this paragraph; and

             (b) Deposit to the credit of a deposit account (herein called the "Collateral Account") of Borrower with Secured Party as security for payment of the Obligations all items or amounts which are delivered by Borrower to Secured Party on account of partial or full payment or otherwise as proceeds of any of the Collateral. Borrower shall have no right to withdraw any funds deposited in the Collateral Account. Secured Party may, from time to time, in its discretion, apply all or any of the then balance, representing collected funds in the Collateral Account, toward payment of the Obligations whether or not then due, in such order of application as Secured Party may determine, and Secured Party may, from time to time, in its discretion (but without any obligation to do so), release all or any of such balance to Borrower.

         IV. Adjustments and Returned and Repossessed Goods. After the occurrence of an Event of Default hereunder, in the event Borrower obtains possession (by return, repossession or otherwise) of any goods, the sale or lease of which shall have given rise to any Account, Borrower will not later than ten (10) days thereafter, pay to Secured Party the greater of the unpaid purchase price of such goods or the amount of any rebate, refund or allowance granted by Borrower in connection with obtaining possession of such goods. After the occurrence of an Event of Default hereunder, in the event Borrower grants to any Account Debtor any other rebate, refund or allowance (other than any allowance which has been deducted in computing the net amount of such invoice), Borrower will not later than ten (10) days thereafter, pay to Secured Party the amount of such rebate, refund or allowance so granted.

         V. Certificates, Schedules and Reports. Borrower will from time to time, as Secured Party may request, prepare and deliver to Secured Party at Borrower's expense (i) schedules identifying each Account and (ii) such additional schedules, certificates, test verifications, and reports respecting the Collateral and the proceeds thereof as Secured Party may request. Any such schedule, certificate or report shall be executed by a duly authorized officer or partner, as the case may be, of Borrower and shall be in such form and detail as Secured Party may specify. Any such schedule identifying any Account shall be accompanied (if Secured Party so requests) by the originals or true and correct copies (as Secured Party requests) of the invoice and other documents evidencing such Account and evidence of shipment or performance. Borrower shall immediately notify Secured Party of the occurrence of any event causing loss or depreciation in value of any of the Inventory, and the amount of such loss or depreciation.

         VI. Additional Agreements of Borrower. Borrower covenants and agrees that:

             (a) It will, upon request of Secured Party, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Secured Party) and do such other acts and things as Secured Party may from time to time request or deem necessary to establish and maintain a valid first priority security interest in the Collateral, this agreement of Borrower to include its execution of applications and certificates of title naming Secured Party as a secured party and the delivery of such to Secured Party;

             (b) It will keep all Inventory at the locations named in Article II(f) hereof unless Secured Party shall otherwise consent in writing;

             (c) It will keep its books and records concerning Accounts at the place stated in Article II(f) hereof, which books and records will be of such character as will enable Secured Party or its designees to determine at any time the status thereof, and Borrower will not, unless Secured Party shall otherwise consent in writing, duplicate any such books or records at any other address;

             (d) It will furnish Secured Party such information concerning Borrower, the Collateral and the Account Debtors as Secured Party may from time to time reasonably request;

             (e) It will permit Secured Party and its designees, from time to time, to inspect the Inventory and to inspect, audit and make copies of and extracts from all books and records and all other papers in the possession of Borrower, and will, upon request of Secured Party, deliver to Secured Party all of such books, records and papers which pertain to the Collateral and the Account Debtors;

             (f) It will, upon request of Secured Party, stamp on its books and records concerning the Collateral, a notation, in form and substance satisfactory to Secured Party, of the security interest of Secured Party hereunder;

             (g) Except for the sale or lease of Inventory in the ordinary course of its business, it will not sell, lease, assign or create or permit to exist any lien or encumbrance upon or security interest in any Collateral to or in favor of anyone other than Secured Party;

             (h) It will at all times keep all Collateral insured against loss, damage, theft and other risks, in such amounts and companies and under such policies and in such form, all as shall be satisfactory to Secured Party, which policies shall provide that loss thereunder shall be payable to Secured Party (and Secured Party may apply any proceeds of such insurance which may be received by it toward payment of Obligations, whether or not due, in such order of application as Secured Party may determine) and shall provide for thirty (30) days' minimum written notice of cancellation or amendment to Secured Party and that coverage in favor of Secured Party will not be impaired in any way by any act, omission or default of Borrower or any other person and, if Secured Party so requests, such policies and certificates thereof shall be deposited with Secured Party;

             (i) It will reimburse Secured Party for all expenses, including without limitation reasonable attorneys' fees and expenses, incurred by Secured Party in seeking to collect or enforce any rights under this Agreement or incurred by Secured Party in seeking to collect or enforce any of the Obligations;

             (j) To the extent, if any, it shall have advised Secured Party that any of the Collateral is being acquired with any advance made by Secured Party, such proceeds may be disbursed by Secured Party directly to the seller of such Collateral;

             (k) It will pay promptly when due all taxes and assessments on the Collateral, or for its use or operation, or upon this Agreement or any of the Obligations, or with respect to the perfection of any security interest or other lien hereunder (except as otherwise required by law);

             (l) It will keep, store and hold all Inventory strictly in accordance with the terms of any insurance policy covering the same;

             (m) It shall notify Secured Party in writing at least fifteen (15) days in advance of its new name and the effective date of its name change before changing its name;

             (n) It will at all times keep the Inventory in first class order and repair, excepting any loss, damage or destruction which is fully covered by proceeds of insurance, and will not use the Collateral in violation of any law, regulation or insurance policy;

             (o) Secured Party may from time to time at its option, perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Secured Party deems necessary for the maintenance or preservation of any of the Collateral or the interest of Secured Party therein (including, without limitation, the discharge of taxes or liens of any kind against the Collateral or the procurement of insurance or the payment of warehousing charges, landlord's bills or other charges), and Borrower agrees to forthwith reimburse Secured Party, on demand, for all expenses of Secured Party in connection with the foregoing, together with interest thereon at a rate per annum equal to the highest rate then applicable to Borrower's Obligations under the Loan Agreement from the date incurred until reimbursed by Borrower. Any amounts not so reimbursed shall be added to and become a part of the Obligations. Secured Party may, for the foregoing purposes, act in its own name or that of Borrower and may also so act for the purpose of adjusting, settling or canceling any policy of insurance on the Collateral or endorsing any draft received in connection therewith in payment of a loss or otherwise for all of which purposes Borrower hereby grants to Secured Party its power of attorney, irrevocable during the term of this Agreement. This power of attorney shall not be affected by the subsequent disability or incapacity of Borrower and shall in all respects constitute a durable power of attorney.

         VII. Defaults. The occurrence of any one of the following events after a Triggering Event has occurred shall constitute a default ("Event of Default") by Borrower under this Agreement: (a) non-payment of any principal of or interest on any of the Obligations owed by Borrower to Secured Party as and when the same shall become due and payable, whether by reason of demand, acceleration or otherwise; (b) default by Borrower in the due performance or observance of any of the terms, provisions, covenants or agreements contained in this Agreement; (c) any representation or warranty made by Borrower in this Agreement shall prove to be untrue or incorrect in any material respect; (d) any Obligor (which term, as used herein, shall mean Borrower and each other party primarily or secondarily liable to Secured Party on any of the Obligations) shall become insolvent in either the equity or bankruptcy sense of the term; (e) any Obligor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, liquidator, sequestrator or similar official of such Obligor or of all or a substantial part of its assets, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or seek an arrangement with creditors, or take advantage of any bankruptcy, reorganization or insolvency law or file an answer admitting the material allegations of a petition filed against such Obligor in any bankruptcy, reorganization or insolvency proceedings, or (vi) take any action to effectuate any of the foregoing; (f) loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon; (g) death of any Obligor who is a natural person or of any partner of any Obligor which is a partnership; (h) dissolution, termination of existence or operations, merger, consolidation or transfer of a substantial part of the property of any Obligor which is a corporation or partnership; (i) any event which results in the acceleration of the maturity of any present or future indebtedness of Borrower to any other creditor under any note, indenture, agreement or undertaking; or (j) any Obligor shall be declared by Secured Party to be in default on, or pursuant to the terms of, (i) any other present or future obligation to Secured Party, including without limitation any loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligation, or (ii) any other present or future agreement purporting to convey to Secured Party a lien or encumbrance upon, or a security interest in, any of the property or assets of such Obligor.

         VIII. Remedies. Upon the occurrence of an Event of Default: (a) notwithstanding any provision contained in any agreement secured hereby to the contrary, Secured Party shall be under no further obligation to make any further advances required by such agreement; (b) Secured Party may, by written notice to Borrower effective upon mailing or delivery, declare the principal of and the interest on all of the Obligations of Borrower to Secured Party to be forthwith due and payable, whereupon all such indebtedness, liabilities and other obligations shall become forthwith due and payable, notwithstanding any other terms thereof or hereof; (c) whether or not such indebtedness, liabilities or other obligations are declared to be forthwith due and payable, Secured Party shall have the right to take immediate possession of the Collateral covered hereby, and, for that purpose may pursue the same wherever said Collateral may be found, and may enter upon any of the premises of Borrower with or without force or process of law, wherever said Collateral may be or may be supposed to be, and search for the same, and, if found, take possession of and remove and sell and dispose of said Collateral, or any part thereof; (d) Secured Party may notify any Account Debtor or all Account Debtors to make payments under the Accounts directly to Secured Party and demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose and realize on the Accounts as Secured Party may determine; (e) Secured Party may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state or states and any other applicable law upon default by a debtor; and (f) Secured Party may enter, with or without process of law and without breach of the peace, any premises where the books and records of Borrower pertaining to the Accounts or the Inventory are or may be located, and without charge or liability on the part of Secured Party therefor seize and remove said books and records from said premises or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Accounts and for the purpose of identifying and locating any of the Inventory. Borrower shall, upon Secured Party's request, assemble the Collateral and make the Collateral available to Secured Party at any place designated by Secured Party which is reasonably convenient to Borrower.

         IX. Foreclosure. Foreclosure on the Collateral covered hereby may be had at public or private sale or sales, disposing of such portion or portions of the Collateral at each such sale, for cash or on credit, on such terms, at such place or places and with or without the Collateral being present at such sale, all as Secured Party in its absolute discretion shall determine from time to time. In the case of public sale, notice thereof shall be deemed and held to be adequate and reasonable if such notice shall appear three (3) times in a newspaper published in the City or County wherein the sale is to be held, the first such publication being at least ten (10) days before such sale and the last such publication being not more than three (3) days before such sale. In the case of a private sale, notice thereof shall be deemed and held to be adequate and reasonable if such notice shall be mailed to Borrower at its last known address at least ten (10) days before such sale. The enumeration of these methods of notice shall not be deemed or construed to render unreasonable any other method of notice which would otherwise be reasonable under the circumstances.

         X. Application of Proceeds and Deficiency. Secured Party may apply the net proceeds of any sale, lease or other disposition of the Collateral, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, selling, leasing or the like of the Collateral on Borrower's premises, or elsewhere, or in any way related to Secured Party's rights thereunder (including, without limitation, attorneys' fees and expenses, court costs, bonds and other legal expenses, insurance, security guard and alarm expenses incurred in connection with the holding of the Collateral, advertisements of sale of the Collateral and rental and utilities expense on the premises or elsewhere in connection with storage and sale of the Collateral) to the payment, in whole or in part, of the Obligations of Borrower to the Secured Party, whether due or not due, absolute or contingent, and only after payment by Secured Party of any other amounts required by any existing or future provision of law (including Section 9-504(1)(c) of the Uniform Commercial Code or any comparable statutory provision of any jurisdiction in which any of the Collateral may at the time be located) need Secured Party account to Borrower for the surplus, if any. Borrower shall remain liable to Secured Party for the payment of any deficiency, with interest.

         XI. Secured Party's Care of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care and no failure of Secured Party to preserve or protect any rights with respect to such Collateral against prior parties or to do any act with respect to the preservation of such Collateral not so requested by Borrower shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         XII. Amendment and Waiver. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver whatsoever shall be valid unless in writing signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. This Agreement may not be amended except by a writing duly executed by Borrower and Secured Party.

         XIII. Durable Power of Attorney. Borrower hereby makes, constitutes and appoints Secured Party the true and lawful agent and attorney-in-fact of Borrower with full power of substitution (a) to receive, open and dispose of all mail addressed to Borrower relating to the Collateral, (b) if an Event of Default has occurred, to notify and direct the United States Post Office authorities by notice given in the name of Borrower and to sign on behalf of Borrower, to change the address for delivery of all mail addressed to Borrower relating to the Collateral to an address to be designated by Secured Party, and to cause such mail to be delivered to such designated address where Secured Party may open all such mail and remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments included in the Collateral in which Secured Party has a security interest under the terms of this Agreement, with full power to endorse the name of Borrower upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Collateral or security of any kind and to effect the deposit and collection thereof, and Secured Party shall have the further right and power to endorse the name of Borrower on any documents relating to the Collateral, (c) to sign the name of Borrower to drafts against its debtors, to notices to such debtors, to assignments and notices of assignments, financing statements or other public records or notices and all other instruments and documents, (d) to do any and all things necessary and take such actions in the name and on behalf of Borrower to carry out the intent of this Agreement, including, without limitation, the grant of the security interest granted under this Agreement and to perfect and protect the security interest granted to Secured Party in respect to the Collateral and Secured Party's rights created under this Agreement. Borrower agrees that neither Secured Party nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law in respect to the exercise of the power of attorney granted under this Section. The power of attorney granted under this Section shall be irrevocable during the term of this Agreement. This power of attorney shall not be affected by the subsequent disability or incapacity of the Borrower and shall in all respects constitute a durable power of attorney.

         XIV. Notices. All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally or when deposited in the United States mail, registered or certified mail, return receipt requested and postage prepaid, addressed as follows, or to such other address as may hereafter be designated in writing by the respective parties hereto: (a) if to Secured Party to 1401 S. Brentwood Blvd., St. Louis, Missouri 63144,
Attention: Patricia A. O'Herin, and (b) if to Borrower, to the address of the principal place of business of Borrower listed at the end of this Agreement.

         XV. Remedies Cumulative. All rights, remedies and powers granted to Secured Party herein or in any other agreement given to Secured Party shall be cumulative and may be exercised singly or concurrently.

         XVI. Applicable Law and Severability. It is the intention of the parties hereto that this Agreement is entered into pursuant to the provisions of the Uniform Commercial Code as it is in force in the State of Missouri (the "Code"). Any applicable provisions of the Code, not specifically included herein, shall be deemed a part of this Agreement in the same manner as if set forth herein at length; and any provisions of this Agreement that might in any manner be in conflict with any provision of the Code shall be deemed to be modified so as not to be inconsistent with the Code. In all respects this Agreement and all transactions, assignments and transfers hereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Missouri. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement. The headings of the paragraphs hereof shall not be considered in the construction or interpretation of this Agreement.

         XVII. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and Secured Party and their respective heirs, executors, administrators, personal representatives, successors and assigns, except that Borrower may not assign any of its rights or delegate any of its obligations under this Agreement.

         XVIII. Other Obligations. Nothing contained in this Agreement shall be deemed or held to impair or limit in any way the enforcement of the terms of any instrument evidencing any indebtedness, liability or other obligation of Borrower to Secured Party. Secured Party shall have no obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment included in the Collateral.

         XIX. Duration of Security Interest. This Agreement shall continue in full force and effect and the security interest granted hereby and all of the representations, warranties, covenants and agreements of Borrower hereunder and all of the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until such time as (a) Borrower shall have paid or caused to be paid, or otherwise discharged, all Obligations to Secured Party and (b) there shall be no remaining obligation of Secured Party to advance funds to Borrower under any loan agreement or credit agreement or otherwise. Borrower expressly agrees that to the extent a payment or payments to Secured Party, or any part thereof, are subsequently invalidated, declared to be void or voidable or set aside and are required to be repaid to a trustee, custodian, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         XX. Miscellaneous. If more than one party shall execute this Agreement, the term "Borrower" shall mean all parties signing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder. The neuter pronoun, when used herein, shall include the masculine and feminine and also the plural. If this Agreement is not dated when executed by Borrower, Secured Party is authorized, without notice to Borrower, to date this Agreement. To the extent of any inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control.

         IN WITNESS WHEREOF, Borrower has executed this Security Agreement at St. Louis, Missouri this 30th day of March, 1998.

         IN THE EVENT ANY OF THE OBLIGATIONS SECURED HEREBY IS PAYABLE ON DEMAND, NEITHER THIS AGREEMENT NOR ANYTHING CONTAINED HEREIN SHALL BE DEEMED TO ALTER OR IMPINGE UPON THE DEMAND CHARACTER OF SUCH OBLIGATION.



                                                --------------------------------
                                                (Borrower)



                                                 By
                                                 Title:



       Address of Principal Place of Business of Borrower and Location of Books and Records:

       3600 Mueller Road
       St. Charles, Missouri

                                    Exhibit A

             Additional Locations of Places of Business or Inventory


1.       3030 North Highway 94
         St. Charles, Missouri

2.       2629-2635 Esthner Court
         Wichita, Kansas

3.       204 H. Street
         Auburn, Washington

          2104 North 170th Street East Avenue
         Tulsa, Oklahoma 74116